================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            MICRON TECHNOLOGY, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                               PRELIMINARY PROXY

                [LOGO OF MICRON TECHNOLOGY, INC. APPEARS HERE]

                               ----------------

                 NOTICE OF 1998 ANNUAL MEETING OF SHAREHOLDERS

                               JANUARY 14, 1999

To the Shareholders:

  Notice Is Hereby Given that the 1998 Annual Meeting of Shareholders of Micron Technology, Inc., a Delaware corporation (the "Company"), will be held on January 14, 1999, at 9:00 a.m., Mountain Standard Time, at the BOISE CENTRE ON THE GROVE, 850 W. FRONT STREET, BOISE, IDAHO 83702, for the following purposes:

  1. To elect directors to serve for the ensuing year and until their successors are elected and qualified.

  2. To approve an amendment to the Company's Certificate of Incorporation creating a new class of 32,000,000 shares of capital stock denominated as "Class A Common Stock," having the rights and preferences more fully described in the accompanying Proxy Statement and in the form of amendment attached as an appendix thereto.

  3. To approve an amendment to the Company's 1989 Employee Stock Purchase Plan increasing the number of shares of Common Stock reserved for issuance thereunder by 2,500,000.

  4. To approve a 1998 Non-Employee Director Stock Incentive Plan with shares of Common Stock reserved for issuance thereunder.

  5. To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants of the Company for the fiscal year ending September 2, 1999.

  6. To transact such other business as may properly come before the meeting or any adjournment thereof.

  The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

  Only shareholders of record at the close of business on November 16, 1998, are entitled to notice of and to vote at the meeting. A complete list of the shareholders entitled to vote at the meeting will be open to the examination of any shareholder, for any purpose germane to the meeting, during ordinary business hours for the ten-day period ending immediately preceding the date of the meeting, at the Company's headquarters at 8000 S. Federal Way, Boise, Idaho 83716-9632.

  Attendance at the Annual Meeting will be limited to shareholders and guests of the Company. Shareholders will be required to furnish proof of ownership of the Company's Common Stock before being admitted to the meeting. Shareholders holding shares in the name of a broker or other nominee are requested to bring a statement from the broker or nominee confirming their ownership in the Company's Common Stock. Directions to the meeting's location accompany the Proxy Statement.

  To ensure your representation at the meeting, you are urged to vote, sign, date, and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Alternatively, shareholders may vote by telephone or electronically via the internet. Please refer to the instructions included with the Proxy for additional details. The shareholders attending the meeting may vote in person even if they have already submitted their vote.

                                          By Order of the Board of Directors

                                          Roderic W. Lewis
                                          Vice President of Legal Affairs,
                                          General Counsel & Corporate
                                           Secretary

Boise, Idaho
November 30, 1998

            YOUR VOTE IS IMPORTANT, PLEASE MAIL YOUR PROXY PROMPTLY

  Please indicate your voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which is addressed for your convenience. No postage is required if mailed in the United States.

[LOGO OF MICRON TECHNOLOGY, INC. APPEARS HERE]

                              8000 S. FEDERAL WAY
                            BOISE, IDAHO 83716-9632

                               ----------------

                                PROXY STATEMENT

                      1998 ANNUAL MEETING OF SHAREHOLDERS

                               JANUARY 14, 1999

                               ----------------

                INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

  The enclosed Proxy is solicited on behalf of the Board of Directors of Micron Technology, Inc. (the "Company"), for use at the 1998 Annual Meeting of Shareholders to be held on January 14, 1999, at 9:00 a.m., Mountain Standard Time, or at any adjournment thereof (the "Annual Meeting"). The purposes of the Annual Meeting are set forth herein and in the accompanying Notice of 1998 Annual Meeting of Shareholders. The Annual Meeting will be held at the BOISE CENTRE ON THE GROVE, 850 W. FRONT STREET, BOISE, IDAHO 83702. Directions to the Annual Meeting accompany this Proxy Statement. The Company's telephone number is (208) 368-4000.

  This Proxy Statement and enclosed Proxy are first being mailed on or about November 30, 1998, to all shareholders entitled to vote at the meeting.

RECORD DATE

  Shareholders of record at the close of business on November 16, 1998 (the "Record Date"), are entitled to notice of and to vote at the meeting.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

  Proposals of shareholders of the Company which are intended to be presented at the Company's 1999 Annual Meeting of Shareholders must be received by the
Company no later than            and must also be in compliance with the
Company's Certificate of Incorporation and Bylaws and with applicable laws and regulations in order to be included in the proxy statement and form of proxy relating to that meeting.

REVOCABILITY OF PROXY

  Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by attending the Annual Meeting and voting in person or by delivering to the Company a written notice of revocation or another duly executed proxy bearing a later date than the earlier given proxy.

SOLICITATION

  The cost of solicitation will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may be solicited by the Company's directors, officers and employees, without additional compensation, personally or by telephone, facsimile or telegram. The Company intends to use the services of Beacon Hill Partners, Inc., a proxy solicitation firm, in connection with the solicitation of proxies. Although the exact cost of those services is not known at this time, it is anticipated that the cost to the Company will be approximately $25,000.

                    VOTING SECURITIES AND PRINCIPAL HOLDERS

OUTSTANDING SHARES

  The Company has only one class of stock outstanding, the Company's Common Stock, $.10 par value per share (the "Common Stock"). At the Record Date, shares of the Company's Common Stock were issued and outstanding.

VOTING RIGHTS

  Under the Delaware General Corporation Law and the Company's Certificate of Incorporation and Bylaws, each shareholder will be entitled to one vote for each share of the Company's Common Stock held at the Record Date for all matters, including the election of directors, unless cumulative voting for the election of directors is required. The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of the Company's Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR," "AGAINST," "WITHHELD" or "ABSTAIN" are treated as being present at the Annual Meeting for the purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting (the "Votes Cast") with respect to such matter. Abstentions will have the same effect of voting against a proposal. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but such non-votes will not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which a broker has expressly not voted. Thus, a broker non-vote will not effect the outcome of the voting on a proposal.

  Cumulative voting for the election of directors shall not be required unless at least one shareholder has given written notice to the Secretary of the Company of its intention to cumulate votes at least 15 days prior to the date of the meeting. If cumulative voting is requested, every shareholder voting for the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder's shares are entitled, or distribute the shareholder's votes among as many candidates as the shareholder thinks fit, provided that votes cannot be cast for more than eight candidates. If cumulative voting is required, the persons authorized to vote shares represented by proxies shall have the authority and discretion to vote such shares cumulatively for any candidate or candidates for whom authority to vote has not been withheld. The eight nominees for director receiving the highest number of Votes Cast will be elected, whether or not any one of them receives the vote of a majority of the shares represented and entitled to vote at the Annual Meeting. Abstentions and broker nonvotes as to the election of the directors will not count as Votes Cast "FOR" or "AGAINST" any nominee.

VOTING OF PROXIES

  The shares of the Company's Common Stock represented by all properly executed proxies received in time for the meeting will be voted in accordance with the directions given by the shareholders. IF NO INSTRUCTIONS ARE GIVEN, THE SHARES WILL BE VOTED (i) FOR each of the nominees named herein as directors, or their respective substitutes as may be appointed by the Board of Directors, (ii) FOR the amendment to the Company's Certificate of Incorporation, (iii) FOR the amendment to the Company's 1989 Employee Stock Purchase Plan, (iv) FOR the approval of the 1998 Non-Employee Director Stock Incentive Plan, (v) FOR ratification of the appointment of PricewaterhouseCoopers LLP as independent accountants of the Company for fiscal 1999, and (vi) in the discretion of the proxyholders for such other matter or matters which may properly come before the meeting or any adjournment or adjournments thereof.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth security ownership information as of November 16, 1998, for (i) persons known by the Company to own beneficially more than five percent (5%) of the Company's Common Stock, (ii) each director, (iii) each Named Executive Officer listed in the "Summary Compensation Table" set forth herein, and (iv) all directors and executive officers as a group:

                                             AMOUNT AND NATURE OF    PERCENT
   NAME AND ADDRESS OF BENEFICIAL OWNER    BENEFICIAL OWNERSHIP (1)  OF CLASS
   -------------------------------------- -------------------------- --------
   Texas Instruments Incorporated........ 41,266,450             (2)      %
    7839 Churchill Way, M.S. 3999
    Dallas, Texas 75251
   FMR Corporation....................... 31,846,618             (3)      %
    82 Devonshire Street
    Boston, Massachusetts 02109
   Capital Research and Management
    Company.............................. 27,156,540             (4)      %
    333 South Hope Street
    Los Angeles, California 90071
   J.R. Simplot Company.................. 16,899,000         (5) (6)      %
    999 Main Street, Suite 1300
    Boise, Idaho 83707
   Intel Corporation..................... 15,810,277             (7)      %
    2200 Mission College Boulevard
    Santa Clara, California 95052
   John R. Simplot....................... 13,037,699          (8)(9)      %
    999 Main Street, Suite 1300
    Boise, Idaho 83707
   Primecap Management Company........... 11,802,400            (10)      %
    225 South Lake Avenue #400
    Pasadena, California 91101
   Appleton, Steven R....................    511,239         (9)(11)     *
   Bagley, James W.......................     16,000             (9)     *
   Durcan, D. Mark.......................     91,984             (9)     *
   Hawkins, Jay L........................    161,350             (9)     *
   Kocher, Joel J........................        148        (12)(13)     *
   Lothrop, Robert A.....................     58,997         (9)(14)     *
   Nicholson, Thomas T...................  1,517,170         (9)(15)     *
   Simplot, Don J........................    165,020             (9)     *
   Smith, Gordon C.......................     16,750         (9)(16)     *
   Stover, Wilbur G., Jr.................    192,275     (9)(11)(17)     *
   Weber, William P......................     33,000             (9)     *
   All directors and executive officers
    as a group (16 persons).............. 33,242,785 (9)(11)(13)(18)      %

--------
     *Less than 1%
 (1) The number of shares beneficially owned is determined under the rules promulgated by the Securities and Exchange Commission ("Commission"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting or investment power and also any shares which the individual has the right to acquire within 60 days after November 16, 1998 through the exercise of any stock option or other right to convert into Common Stock. Unless otherwise indicated, each person or entity named in the table has sole voting and investment power (or shares such power with his or her spouse) with respect to all shares of Common Stock listed as owned by such person or entity.

 (2) Includes 12,333,358 shares as a result of the assumed conversion of $740,000,000 principle amount of 6.5% Convertible Subordinated Notes, due September 30, 2005.
 (3) Includes 28,512,316 shares beneficially owned by Fidelity Management & Research Company, 3,163,290 shares beneficially owned by Fidelity Management Trust Company, and 322,700 shares beneficially owned by Fidelity International Limited. The number of shares beneficially owned by Fidelity Management & Research Company includes 6,768,916 shares as a result of the assumed conversion of $138,013,000 principal amount of the 7% Convertible Subordinated Debentures, due July 1, 2004 ("Debentures"). In addition, the number of shares beneficially owned by Fidelity Management Trust Company includes 82,729 shares as a result of the assumed conversion of $5,580,000 principal amount of the Debentures. The foregoing is based upon information obtained from a letter dated July 22, 1998, sent by FMR Corporation to Micron.
 (4) The number of shares beneficially owned by Capital Research and Management Company includes 1,112,040 shares as a result of the assumed conversion of $75,000,000 principal amount of the Debentures. The foregoing is based upon information obtained from a Schedule 13G filed by Capital Research and Management Company with the Commission on July 9, 1998.
 (5) Includes (i) 9,299,000 shares as to which J.R. Simplot Company has both voting and dispositive power and (ii) 7,600,000 shares which are subject to a pledge agreement and as to which shares J.R. Simplot Company has no voting power and no present dispositive power, but can reclaim possession and dispositive power at any time, subject to certain conditions. Excludes (i) 5,000,000 shares as to which J.R. Simplot Company has sole voting power but no dispositive power and (ii) 2,600,000 shares as to which J.R. Simplot Company has the power to direct the vote but not dispositive power.
 (6) Mr. Don Simplot may also be deemed to be the beneficial owner of shares beneficially owned by J.R. Simplot Company. He is a shareholder, a director and the Corporate Vice President of J.R. Simplot Company and is a member of its Office of the Chairman.
 (7) Represents stock rights held by Intel Corporation which are currently exercisable or exchangeable for Common Stock. See "Proposal 2. Amendment to the Company's Certificate of Incorporation."
 (8) Includes 7,895,122 shares held by a trust of which Mr. John Simplot is the trustee; 72,255 shares held by S-Sixteen L.P. of which Mr. John Simplot is the general partner; 4,974,222 shares held by JRS Properties L.P. of which Mr. John Simplot is the general partner; 22,400 shares held in joint tenancy with his spouse; and 15,200 shares held by Mrs. Simplot. Does not include the shares beneficially owned by J.R. Simplot Company.
 (9) Includes options to purchase shares of the Common Stock exercisable within 60 days of November 16, 1998, under the Company's stock option plans in the following amounts: Mr. Appleton, 367,555; Mr. Durcan, 81,513; Mr. Hawkins, 143,220; Mr. Stover, 175,275; Mr. Bagley, 16,000;
     Mr. Lothrop, 16,000; Mr. Nicholson, 16,000; Mr. Don Simplot, 16,000; Mr. John Simplot, 16,000; Mr. Smith, 16,000; Mr. Weber, 13,000; and all directors and executive officers as a group (15 persons), 1,317,653.
(10) Includes 1,487,900 shares as to which Primecap Management Company has sole dispositive power and sole voting power and 10,314,500 shares as to which Primecap Management Company has shared dispositive power. The foregoing is based upon information obtained from a Schedule 13G filed by Primecap Management Company with the Commission on September 9, 1998.
(11) Does not include shares of Common Stock of Micron Communications, Inc. ("MCC"), a subsidiary of the Company, held by the following individuals:
     Mr. Appleton, 3,048 (held by Mesa L.P. of which Mr. Appleton is the general partner); Mr. Stover, 2,896; and all directors and executive officers as a group (4 persons), 10,891. The total number of shares of MCC held directly by all directors and executive officers as a group represents less than 1% of the total outstanding shares of MCC Common Stock. Excludes shares held by the Company, which certain directors and executive officers of the Company may be deemed to beneficially own.
(12) Includes 148 shares as a result of the assumed conversion of $9,305.25 principal amount of the Debentures.
(13) Does not include options to purchase shares of Micron Electronics, Inc. Common Stock exercisable within 60 days of November 16, 1998, in the following amounts: Mr. Kocher, 80,000 (see "Option Grants in Last Fiscal Year") and all directors and executive officers as a group (2 persons), 99,000. The total number of shares of MEI held directly by all directors and executive officers as a group represents less than 1% of the total outstanding shares of MEI. Excludes shares held by the Company, which certain directors and executive officers of the Company may be deemed to beneficially own.
(14) Includes 2,988 shares held directly in the name of Mr. Lothrop, 424 shares held in the name of Mrs. Lothrop, and 39,585 shares held in joint tenancy with Mrs. Lothrop.
(15) Includes 1,399,500 shares held in the name of Mr. Nicholson directly; 10,000 shares held in the name of Mountain View Equipment; 8,000 shares held in the name of Miller-Nicholson, Inc.; 7,000 shares held in the name of MN One, Inc.; 10,000 shares held in the name of MN II, Inc.; 50,000 shares held by Blacks Creek Ltd. Partnership; and 16,670 shares held by Mrs. Nicholson.
(16) All shares are held in joint tenancy with Mrs. Smith.
(17) Includes 15,050 shares held directly in the name of Mr. Stover and 1,950 shares held by his minor children.
(18) Also includes 16,899,000 shares held by the J.R. Simplot Company (see footnote (6) above).

                           BUSINESS TO BE TRANSACTED

PROPOSAL 1. ELECTION OF DIRECTORS

NOMINEES

  The Company's Bylaws currently provide for eight directors and it is contemplated that a Board of eight directors will be elected at the meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for management's eight nominees named below, all of whom are presently directors of the Company. If any management nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. If additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible. It is not expected that any nominee listed below will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next annual meeting of shareholders or until such person's successor has been elected and qualified, except in the case of earlier death, resignation or removal. Officers are appointed annually by the Board of Directors and serve until their successors are duly chosen and qualified, except in case of earlier death, resignation or removal. The names of the eight nominees and certain information about them are set forth below:

                                                                                      SERVED
                                                                                       AS A
                                                                                     DIRECTOR
NAME OF NOMINEE          AGE PRINCIPAL OCCUPATION                                     SINCE
---------------          --- --------------------                                    --------
Steven R. Appleton......  38 Chairman of the Board of Directors, Chief Executive       1994(1)
                             Officer and President of the Company
James W. Bagley.........  59 Chairman and Chief Executive Officer, Lam Research        1997
                             Corporation
Robert A. Lothrop.......  72 Retired, former Senior Vice President of J.R. Simplot     1994(2)
                             Company
Thomas T. Nicholson.....  62 Vice President and member of the Board of Directors of    1980
                             Honda of Seattle and President of Mountain View
                             Equipment
Don J. Simplot..........  63 Member of Office of the Chairman and Corporate Vice       1982
                             President of J.R. Simplot Company
John R. Simplot.........  89 Retired, former Chairman of the Board of the J.R.         1980
                             Simplot Company
Gordon C. Smith.........  69 President of Wesmar, Inc. and Secretary and Treasurer     1990(3)
                             of SSI Management Corp.
William P. Weber........  58 Retired, former Vice Chairman of Texas Instruments        1998(4)
                             Incorporated

--------
(1) Mr. Appleton also served as a member of the Board of Directors of the Company between April 1991 and July 1992.
(2) Mr. Lothrop also served as a member of the Board of Directors of the Company between August 1986 and July 1992.
(3) Mr. Smith also served as a member of the Board of Directors of the Company between February 1982 and February 1984.
(4) Mr. Weber was appointed to the Board of Directors of the Company on July 20, 1998.

  Each of the nominees has been engaged in the principal occupations set forth below during the past five years:

  Steven R. Appleton joined the Company in February 1983 and has served in various capacities with the Company and its subsidiaries. Mr. Appleton first became an officer of the Company in August 1989 and has served in various officer positions, including overseeing the Company's semiconductor operations as President, Chief Executive Officer and Director of Micron Semiconductor, Inc. ("MSI"), then a wholly-owned subsidiary of the Company, from July 1992 to November 1994. From April 1991 until July 1992 and since May 1994, Mr. Appleton has served on the Company's Board of Directors. Since September 1994, Mr. Appleton has served as the Chief Executive Officer, President and Chairman of the Board of Directors of the Company. Mr. Appleton also serves as a Director of Micron Electronics, Inc. ("MEI"). Mr. Appleton holds a BA in Business Management from Boise State University.

  James W. Bagley became the Chairman and Chief Executive Officer of Lam Research, Inc. ("Lam") in August 1997, upon consummation of a merger of OnTrak Systems, Inc. ("OnTrak") into Lam. From June 1996 to August 1997, Mr. Bagley served as the Chairman and Chief Executive Officer of OnTrak. Prior to joining OnTrak, Mr. Bagley was employed by Applied Materials, Inc. for 15 years in various senior management positions, including Chief Operating Officer and Vice Chairman of the Board. Mr. Bagley currently is a director of KLA-Tencor Corporation, Teradyne, Inc. and Kulicke & Soffe Industries, Inc. He has served on the Company's Board of Directors since June 1997. Mr. Bagley holds a BS in Electrical Engineering and MS in Electrical Engineering from Mississippi State University.

  Robert A. Lothrop served as Senior Vice President of the J.R. Simplot Company from January 1986 until his retirement in January 1991. From August 1986 until July 1992 and since May 1994, Mr. Lothrop has served on the Company's Board of Directors. From July 1992 until November 1994, he served as a Director of MSI. Mr. Lothrop also serves as a Director of MEI. Mr. Lothrop holds a BS in Engineering from the University of Idaho.

  Thomas T. Nicholson has served as Vice President and a member of the Board of Directors of Honda of Seattle since 1988. Mr. Nicholson has also served since 1982 as President of Mountain View Equipment and since 1962 has been a partner of CCT Land & Cattle. He has served on the Company's Board of Directors since May 1980. Mr. Nicholson holds a BS in Agriculture from the University of Idaho.

  Don J. Simplot served as the President of Simplot Financial Corporation, a wholly-owned subsidiary of the J.R. Simplot Company, from February 1985 until January 1992. Since 1955, Mr. Don J. Simplot has served in various capacities with the J.R. Simplot Company and presently serves as a Corporate Vice President. Since April 1994, he has also served as a member of the Office of the Chairman of the J.R. Simplot Company. He has served on the Company's Board of Directors since February 1982. Mr. Don Simplot is also a Director of AirSensors, Inc.

  John R. Simplot founded and served as the Chairman of the Board of Directors of the J.R. Simplot Company prior to his retirement in April 1994, at which time he was named Chairman Emeritus. He has served on the Company's Board of Directors since May 1980. Mr. Simplot also serves as a Director of MEI.

  Gordon C. Smith has served as President of Wesmar, Inc. since September 1996 and has served as Secretary and Treasurer of SSI Management Corp. since September 1994. Mr. Smith served in various management positions from July 1980 until January 1992 for Simplot Financial Corporation, a wholly-owned subsidiary of the J.R. Simplot Company. From May 1988 until his retirement in March 1994, Mr. Smith served as the President and Chief Executive Officer of the J.R. Simplot Company. From February 1982 until February 1984 and since September 1990, he has served on the Company's Board of Directors. Mr. Smith holds a bachelor's degree in Accounting from Idaho State University.

  William P. Weber served in various capacities with Texas Instruments Incorporated and its subsidiaries from 1962 until April 1998. From December 1986 until December 1993 he served as the President of Texas Instruments Incorporated's worldwide semiconductor operations and from December 1993 until his retirement in April 1998, he served as Vice Chairman of Texas Instruments Incorporated. He is a member of the board of directors of Kmart Corporation and Unigraphics Solutions, Inc. He has served on the Company's Board of Directors since July 1998. Mr. Weber holds a BS in Engineering from Lamar University and a MS in Engineering from Southern Methodist University.

  There is no family relationship between any director or executive officer of the Company, except between John R. Simplot and Don J. Simplot, who are father and son, respectively.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own beneficially more than ten percent (10%) of the Common Stock of the Company, to file reports of ownership and changes of ownership with the Securities and Exchange Commission and the New York Stock Exchange. Copies of all filed reports are required to be furnished to the Company pursuant to Section 16(a). Based solely on the reports received by the Company and on written representations from reporting persons, the Company believes that the directors, executive officers, and greater than ten percent (10%) beneficial owners complied with all applicable filing requirements during the fiscal year ended September 3, 1998.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  On September 30, 1998, the Company completed an acquisition (the "Acquisition") of substantially all of the semiconductor memory manufacturing operations of Texas Instruments Incorporated ("TI"). The Acquisition was consummated through the issuance of debt and equity securities. TI received 28,933,092 shares of the Company's Common Stock, $740 million principal amount of convertible subordinated notes (convertible into approximately 12.3 million shares of Common Stock) and $210 million principal amount of subordinated notes. In addition to TI's memory assets, the Company received $550 million in cash. The Company and TI also entered into a ten-year, royalty-free, life-of-patents, patent cross license that commences on January 1, 1999 and a Securities Rights and Restrictions Agreement that gives certain registration rights to TI commencing on March 31, 1999. The Company and TI also entered into a Transition Services Agreement requiring TI to provide services and support to the Company for specified periods following the Acquisition. TI will invoice the Company specified amounts for these various services.

  During fiscal 1998, in transactions with TI unrelated to the Acquisition, the Company and its subsidiaries purchased parts for production machinery from TI and made royalty payments to TI.

  On October 19, 1998, the Company issued 15,810,277 stock rights to Intel in consideration of a $500 million investment in the Company by Intel (the "Investment"). The stock rights are exchangeable into Class A Common Stock (upon shareholder approval of such class of stock) or Common Stock. In connection with the Investment, the Company agreed to make available to Intel a certain percentage of its semiconductor memory output over a five-year period, subject to certain limitations. Intel also has the right to designate a nominee to the Company's Board of Directors, provided such nominee is acceptable to the Company. See "Proposal 2. Amendment to the Company's Certificate of Incorporation" for additional information on the Investment.

  During fiscal 1998, in transactions with Intel unrelated to the Investment, the Company and its subsidiaries purchased microprocessors, chipsets, and motherboards and other products from Intel, made royalty payments to Intel and sold semiconductor memory products and personal computer systems to Intel. Intel exclusively provides the microprocessors used in MEI personal computer systems. In addition, Intel shared the cost of qualifying MEI advertising and marketing expenditures pursuant to a cooperative advertising program sponsored by Intel.

  During fiscal 1998, the Company purchased semiconductor manufacturing equipment from Lam Research Corporation.

  During fiscal 1998, J.R. Simplot Company and its subsidiaries purchased approximately $836,000 of computer equipment from MEI.

  In March 1996, the Company, J.R. Simplot Company, the Surprise Valley Partnership and United Water of Idaho, Inc. agreed to jointly design, construct and operate a water pipeline and pump station near the Company's manufacturing facilities in Boise, Idaho. During fiscal 1998, the Company contributed approximately $1 million to the project and J.R. Simplot Company contributed approximately $758,000 to the project.

  During fiscal 1998, MEI paid $686,275 pursuant to a Severance Agreement to Joseph M. Daltoso, who resigned as MEI's Chairman and Chief Executive Officer on June 22, 1998. The Severance Agreement provides that during a two-year transition period Mr. Daltoso will continue to receive all benefits customarily provided to him while he was employed by MEI, including, but not limited to, salary, bonuses, executive bonuses, benefits and continued vesting of any granted stock options. The terms of the Severance Agreement are substantially similar to those contained in the Severance Agreements entered into by the Company with its other officers. See "Termination of Employment Agreements and Change in Control Arrangement."

BOARD MEETINGS AND COMMITTEES

  The Board of Directors of the Company held a total of eight meetings during the fiscal year ended September 3, 1998. The Board of Directors has a standing Audit Committee and a standing Compensation Committee.

  The Audit Committee held one meeting during fiscal 1998. Messrs. Nicholson, Smith and Jerry M. Hess, a former member of the Board of Directors of the Company, served on the Audit Committee during all of fiscal 1998. The Audit Committee is primarily responsible for reviewing the services performed by the Company's independent accountants and evaluating the Company's accounting principles and system of internal accounting controls.

  The Compensation Committee held three meetings during fiscal 1998. Mr. Lothrop, Mr. Nicholson and Mr. John Simplot served on the Compensation Committee during all of fiscal 1998. Mr. Bagley was appointed to the Compensation Committee in November 1997 and served on the Compensation Committee the remainder of fiscal 1998. The Compensation Committee is primarily responsible for reviewing and approving the compensation for the Company's officers. (See "Compensation Committee Interlocks and Insider Participation" set forth herein.)

  During fiscal 1998, all incumbent directors attended 75% or more of the total number of meetings of the Board of Directors and of the total number of meetings of all committees of the Board on which they served.

               COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

  The following table shows all compensation paid to the Company's Chief Executive Officer and the Company's other four most highly compensated executive officers who were serving as executive officers at the end of fiscal 1998 for all services rendered to the Company and its subsidiaries for each of the last three completed fiscal years:

                          SUMMARY COMPENSATION TABLE

                                                                   LONG-TERM
                                       ANNUAL COMPENSATION        COMPENSATION
                                 -------------------------------- ------------
                                                                    OPTIONS       ALL OTHER
  NAME AND PRINCIPAL   FISCAL     SALARY    BONUS    OTHER ANNUAL   GRANTED      COMPENSATION
     POSITION (1)       YEAR       (2)    (3)(4)(5)  COMPENSATION (6)(7)(8)(9)       (10)
  ------------------   ------    -------- ---------- ------------ ------------   ------------
Steven R. Appleton....  1998     $658,654 $    4,246     $ 0              0        $ 3,474
 Chairman, CEO &        1997      567,404  2,731,078       0        295,069          5,548
  President             1996      525,769  1,553,179       0         60,000         29,772
D. Mark Durcan........  1998      329,710     69,745       0              0          3,474
 CTO & Vice President   1997      200,346    503,539       0        124,090          5,548
  of R&D                1996      161,692    200,520       0         41,081          9,788
Jay L. Hawkins........  1998      278,248      1,842       0              0         16,960
 Vice President of      1997      189,328    377,436       0        129,251         11,734
  Operations            1996      162,000    124,303       0          1,572         19,493
Wilbur G. Stover,
 Jr...................  1998      390,289      2,547       0              0         12,359
 Vice President of
  Finance               1997      359,423  1,660,868       0        195,073         39,345
  & CFO                 1996      330,384    844,700       0         50,000         15,111
Joel J. Kocher........  1998      220,769    300,362       0              0(11)     56,772
 Chairman, CEO,
  President &           1997(12)       --         --      --             --             --
  COO, Micron
  Electronics, Inc.     1996(12)       --         --      --             --             --

--------
 (1) Represents the Chief Executive Officer and four most highly compensated executive officers, other than the Chief Executive Officer, in their respective positions at the end of fiscal 1998.
 (2) Includes compensation deferred by the employee under the Company's 401(k) retirement plan.
 (3) In the case of Messrs. Appleton, Durcan, Hawkins and Stover includes executive bonuses earned and paid during the fiscal year for financial performance goals relating to previous fiscal years. See the subheading "Company Performance Bonuses" under the "Report of the Compensation Committee of the Board of Directors Regarding Executive Compensation." Also includes profit sharing and bonus compensation paid for achievement of performance milestones and the filing and issuance of patents.
 (4) In the case of Mr. Kocher includes amounts paid under MEI's profit sharing plans and amounts awarded under MEI's Executive Bonus Plan for fiscal 1998.
 (5) Includes amounts paid in fiscal 1997 in connection with amended Severance Agreements and Agreements Not to Compete in the following amounts: Mr. Appleton, $1,057,991; Mr. Durcan, $188,008; Mr. Hawkins, $180,268; and
     Mr. Stover, $705,969.
 (6) Includes options to purchase shares of the Company's Common Stock under the Company's 1985 Incentive Stock Option Plan, 1994 Stock Option Plan and the Nonstatutory Stock Option Plan (collectively, the "Stock Plans").
 (7) Fiscal 1997 amounts include options granted in exchange for options granted in fiscal 1996 which were cancelled pursuant to an option exchange program the Company implemented in fiscal 1997 in the following amounts: Mr. Appleton, 60,000; Mr. Durcan, 11,081; Mr. Hawkins, 1,572; and Mr. Stover, 50,000. Fiscal 1996 amounts represent options cancelled in fiscal 1997 pursuant to an option exchange program.

 (8) Includes options granted at the end of fiscal 1997 as part of an incentive compensation program for fiscal 1998 in the following amounts:
     Mr. Appleton, 70,000; Mr. Durcan, 60,000; Mr. Hawkins, 55,000; and
     Mr. Stover, 60,000.
 (9) Includes options granted in connection with amended Severance Agreements and Agreements Not to Compete in the following amounts: Mr. Appleton, 45,069; Mr. Durcan, 8,009; Mr. Hawkins, 7,679; and Mr. Stover, 30,073.
(10) In the case of Messrs. Appleton, Durcan, Hawkins and Stover consists of
     (i) Company contributions made on the named executive's behalf to the 401(k) retirement plans and (ii) cash paid to the named executive under the Company's time-off plan. In the case of Mr. Kocher consists of $56,772 of relocation costs paid by MEI.
(11) Mr. Kocher was granted options to purchase a total of 650,000 shares of MEI Common Stock during fiscal 1998. See "Option Grants in Last Fiscal Year." Mr. Kocher does not have any options to purchase the Company's Common Stock.
(12) Mr. Kocher joined MEI in January 1998.

                       OPTION GRANTS IN LAST FISCAL YEAR

  The Named Executive Officers were not granted options to purchase the Company's Common Stock during fiscal 1998. However, at the end of fiscal 1997, options were granted as part of an incentive compensation program for fiscal 1998 in the following amounts: Steven R. Appleton, 70,000; D. Mark Durcan, 60,000; Jay L. Hawkins, 55,000; and Wilbur G. Stover, Jr., 60,000. All of the foregoing options were granted at fair market value and have an exercise price of $45.775. Joel J. Kocher, Chairman, President, Chief Executive Officer and Chief Operating Officer of MEI, was granted options to purchase a total of 650,000 shares of MEI Common Stock during fiscal 1998. Of these 650,000 options, 500,000 were granted under MEI's 1995 Stock Option Plan and 150,000 were granted as non-plan grants outside of the MEI 1995 Stock Option Plan. A total of 400,000 of these options vest at a rate of 20% each year for five years from the date of grant. The remaining 250,000 options vest after completion by Mr. Kocher of seven years of employment with MEI, subject to immediate vesting if MEI achieves certain performance criteria relating to net revenue, gross margin, net income and cash balance increases. Mr. Kocher's options were granted at fair market value and have an exercise price of $9.0062 per share.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

  The following table provides information regarding option exercises in fiscal 1998 by the Named Executive Officers and the value of such officers' unexercised options and SARs at September 3, 1998:

                                            NUMBER OF SECURITIES  VALUE OF UNEXERCISED
                                           UNDERLYING UNEXERCISED     IN-THE-MONEY
                          NUMBER                OPTIONS/SARS          OPTIONS/SARS
                            OF                   AT FISCAL             AT FISCAL
                          SHARES                  YEAR-END            YEAR-END(1)
                         ACQUIRED          ---------------------- --------------------
                            ON     VALUE      EXERCISABLE (E)       EXERCISABLE (E)
          NAME           EXERCISE REALIZED   UNEXERCISABLE (U)     UNEXERCISABLE (U)
          ----           -------- -------- ---------------------- --------------------
Steven R. Appleton......  42,114  $996,754        367,555 (E)          $3,891,965 (E)
                                                  140,000 (U)             143,880 (U)
D. Mark Durcan..........       0         0         81,513 (E)             440,678 (E)
                                                   99,155 (U)               8,072 (U)
Jay L. Hawkins..........   5,000   131,925        143,220 (E)           1,177,153 (E)
                                                   98,029 (U)              86,328 (U)
Wilbur G. Stover, Jr....       0         0        175,275 (E)           1,314,681 (E)
                                                  115,400 (U)              86,328 (U)
Joel J. Kocher (2)......       0         0              0 (E)                   0 (E)
                                                        0 (U)                   0 (U)

--------
(1) Represents the difference between the exercise price of the options and $24.175, the average closing price of the Company's Common Stock for the five business days preceding September 3, 1998.
(2) Mr. Kocher does not have any options to purchase the Company's Common Stock. Mr. Kocher has options to purchase 650,000 shares of MEI Common Stock which had a value of $3,245,970 at fiscal year end. Mr. Kocher did not exercise any MEI options during fiscal 1998.

COMPENSATION OF DIRECTORS

  Directors who are employees of the Company receive no additional or special remuneration for their service as directors. Directors who are not employees of the Company are entitled to receive an annual retainer of $50,000 which is paid monthly. The Company also reimburses directors for travel and lodging expenses, if any, incurred in connection with attendance at Board meetings. Directors do not receive any additional or special remuneration for their service on any of the committees established by the Board of Directors.

  In June 1997, the Board of Directors amended the Company's 1994 Stock Option Plan (the "1994 Plan") to allow directors to participate in the 1994 Plan and approved a program whereby non-employee directors are granted (i) an initial option to purchase 10,000 shares upon the later to occur of the date of their appointment to the Board or June 30, 1997, the date of the resolutions approving the program, and (ii) an annual subsequent option to purchase 3,000 shares of the Company's Common Stock. The options granted to the non-employee directors are fully vested on the date of grant and have an exercise price equal to the fair market value at the date of grant. As of November 16, 1998, each of Messrs. Bagley, Lothrop, Nicholson, Don Simplot, John Simplot and Smith had options outstanding to purchase 16,000 shares at a weighted average
exercise price of $        per share and Mr. Weber had options outstanding to
purchase 13,000 shares at a weighted average exercise price of $       per
share.

  Mr. Lothrop and Mr. Weber have entered into agreements with the Company pursuant to which their receipt of director fees is deferred until the first business day of the calendar year in which they no longer serve as directors of the Company. Deferred amounts, in the case of termination of service as a director, are paid in five annual installments. In the event of death, the balance then owed is paid in a single sum as soon as practicable following the death of the director or former director. All amounts deferred are recorded as a liability in the records of the Company. Such amounts accrue interest monthly at a rate per annum equal to the Company's average investment portfolio yield for such month.

TERMINATION OF EMPLOYMENT AGREEMENTS AND CHANGE IN CONTROL ARRANGEMENT

  Severance Agreements

  The Company has entered into Severance Agreements with each of the Named Executive Officers and certain other officers of the Company relating to termination and compensation upon termination. The Severance Agreements allow either the Company or the officer to terminate the officer's active employment with the Company or the officer's status as an officer of the Company, for any reason, voluntary or involuntary, with or without cause, by providing notice to that effect in writing to the other party. The Severance Agreements generally provide a six month "Transition Period" which begins upon termination of the officer's active employment with the Company or status as an officer of the Company. Mr. Kocher's agreement provides for a twelve month Transition Period. During the Transition Period, the officer is entitled to receive all benefits customarily provided to such officer while employed including, but not limited to, salary, bonuses, executive bonuses, benefits and continued vesting of any granted stock options. "Customarily provided" refers to the Company's practices and plans with respect to the officer's benefits and compensation in effect as of the date of the officer's date of termination of active employment or status as an officer ("Termination Date"). However, such terminated officers are not entitled to any new grants of interest in future executive bonus pools, any new grants of stock options, and payment of any compensation that would be deferred past the Transition Period due to payment criteria of an incentive program, as those criteria existed as of the Termination Date.

  Change in Control Arrangement

  On October 31, 1988, the Company's Board of Directors adopted an arrangement whereby, upon any change in control of the Company, all unvested shares and options shall vest, and all unpaid bonuses subject to installments shall be immediately due and payable. "Change in Control" is defined under this arrangement to mean the acquisition by any person or entity, directly, indirectly or beneficially, acting alone or in concert, of more than thirty-five percent (35%) of the Common Stock of the Company then outstanding.

  NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING REPORT AND THE PERFORMANCE GRAPH SET FORTH HEREIN SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

        REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                       REGARDING EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE

  This report has been prepared by the Compensation Committee of the Board of Directors of the Company (the "Committee"). James W. Bagley, Robert A. Lothrop, Thomas T. Nicholson and John R. Simplot serve as members of the Committee. The Committee meets at least annually or more frequently as the Company's Board of Directors may request. The Committee's primary responsibilities include the review of compensation, consisting of salary, bonuses, benefits, stock option grants and other compensation, of the Company's executive officers. Compensation for the Company's executive officers for fiscal 1998, including base salary, performance bonuses, stock option grants, and other compensation, were determined by the Committee and reviewed and approved by the Company's Board of Directors. The compensation of Joel J. Kocher, Chairman, Chief Executive Officer, President and Chief Operating Officer of MEI, was determined by MEI's Compensation Committee and reviewed and approved by MEI's Board of Directors.

EXECUTIVE OFFICER COMPENSATION

  The executive officer compensation programs utilized by the Company are described below for the purpose of providing a general understanding of the various components of executive officer compensation. These executive officer compensation programs are designed to attract, retain and reward highly qualified executive officers who are important to the Company's success and to provide incentives relating directly to the financial performance and long-term growth of the Company and its subsidiaries. The various components of the executive officer compensation programs used by the Company are, in most cases, the same as those made available generally to employees of the Company and its subsidiaries. The following is a summary of the executive officer compensation programs:

  Cash Compensation

  Base Salary. Base salaries are established primarily upon an evaluation of the executive officer's position and contributions to the Company, including
(i) individual performance, (ii) level of responsibility, (iii) technical expertise, (iv) length of service, (v) Company performance and (vi) industry compensation levels.

  Company Performance Bonuses. Cash bonuses to executive officers are intended to reward executive officers for the Company's financial performance during the fiscal year. Accordingly, bonuses are determined based on performance criteria established at the beginning of each fiscal year formulated primarily as a percentage of the Company's profits at the end of the fiscal year. Performance bonus percentages are established according to a subjective analysis of each executive officer's contribution to the Company according to the same criteria utilized to determine base salary. For fiscal 1994 and 1995 bonuses, profits were determined on a consolidated basis. For fiscal 1996, 1997 and 1998 bonuses, profits were determined on an unconsolidated basis (excluding the results of operations of MEI, Micron Quantum Devices, Inc. and Micron Communications, Inc.). The Company did not pay any performance bonuses in fiscal 1998 as a result of the Company financial performance for such period. Performance bonuses for fiscal 1994, 1995, 1996 and 1997 are generally paid over a five year period. However, bonuses that would have otherwise been payable in 1999 and 2000, pursuant to the performance bonuses for fiscal 1995 and 1996 were paid in fiscal 1997 in connection with an Amendment to Severance Agreements. (See footnote 5 to the "Summary Compensation Table.") Bonuses for fiscal 1999, if any, will be paid in a lump sum payment.

  Profit Sharing. The Company distributes ten percent (10%) of the Company's quarterly after-tax profits (determined on an unconsolidated basis) to all eligible employees of the Company. The plan provides for equal allocation among all eligible employees of the first $500,000 of amounts eligible for distribution. Amounts exceeding $500,000 are distributed pro rata to eligible employees on the basis of base salary of eligible employees.

  Incentive Bonuses. From time to time, incentive cash bonuses are approved for payment to employees, including executive officers, for the achievement of milestones, the completion of projects identified as contributing substantially to the Company's success, and the attainment of technological advances.

  Equity Compensation

  In order to provide incentive to the executive officers and employees of the Company related to long-term growth in the value of the Company's Common Stock, the Company issues incentive stock options and nonstatutory stock options to such persons under the Company's 1994 Stock Option Plan, Nonstatutory Stock Option Plan, 1997 Nonstatutory Stock Option Plan and 1998 Nonstatutory Stock Option Plan (collectively, the "Stock Plans"). The determination of who receives stock options under the Stock Plans and the number of stock options granted to each such recipient is based upon the same criteria utilized to determine base salary.

  Other Compensation

  In addition to cash and equity compensation programs, the executive officers participate in various other employee benefit plans, including, but not limited to, a time-off plan. Under the time-off plan, all employees of the Company, including executive officers, are allowed to accumulate a predetermined nondiscriminatory number of hours for vacation, holiday, sick time, emergencies and personal needs. Executive officer participation in various professional organizations and associations may also be funded by the Company.

  Payment/Exercise Restrictions

  In an effort to encourage employees and executive officers to remain employed by the Company and to promote Company performance, many compensation programs for employees and executive officers contain provisions which subject the payment or realization of benefits under such programs to certain conditions. In this regard, Company performance bonuses awarded to each executive officer are earned and paid subject to the following conditions: (i) the Company is profitable in the year of payment; (ii) the individual remains employed by the Company or a subsidiary of the Company; and (iii) the Committee's certification that the executive officer's goals were achieved. Likewise, stock options granted to executive officers typically have a term of ten years and vest twenty percent (20%) each year for a period of five years from the date of grant.

CEO COMPENSATION

  Steven R. Appleton's annual base salary was set at $650,000 in July 1997 and was based primarily on Mr. Appleton's overall and anticipated performance, the Company's performance, and the Committee's assessment of the compensation practices of other semiconductor manufacturing companies. Mr. Appleton did not receive any cash bonus payments pursuant to Company Performance Bonuses in fiscal 1998. See the description of "Company Performance Bonuses" and "Payment/Exercise Restrictions" in this Report.

  At the end of fiscal 1997, Mr. Appleton was granted options to purchase 70,000 shares as part of an incentive compensation program for fiscal 1998 (the "Fiscal 1998 Options"). The Company granted stock options to other executive officers at that same time. The Committee did not have a plan pursuant to which a predetermined number of the Fiscal 1998 Options were allocated to Mr. Appleton. The actual number of the Fiscal 1998 Options granted to Mr. Appleton was based upon subjective and objective factors, such as his individual performance, his position in the Company relative to the other executive officers who received option grants on the same date, the Company's overall performance, his length of service with the Company, his past contributions to the success of the Company, his expected contributions to the future success of the Company and industry practices.

                                 Compensation Committee of the Board of
                                  Directors

                                          James W. Bagley
                                          Robert A. Lothrop
                                          Thomas T. Nicholson
                                          John R. Simplot

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  During fiscal 1998, no members of the Compensation Committee were officers or employees of the Company or any of its subsidiaries.

                               PERFORMANCE GRAPH

  The following graph illustrates a five-year comparison of cumulative total returns for the Company's Common Stock, the S&P 500 Composite Index, and the S&P Electronics (Semiconductors) Index from August 31, 1993, through August 31, 1998. In September 1994, the Company was added to the S&P Electronics (Semiconductors) Index. For purpose of this disclosure, current companies of S&P Electronics (Semiconductors) Index include Advanced Micro Devices, Inc.; Intel Corporation; LSI Logic Corporation; Micron Technology, Inc.; National Semiconductor Corporation; and Texas Instruments Incorporated.

  Note: Management cautions that the stock price performance information shown in the graph below is provided as of fiscal year-end and may not be indicative of current stock price levels or future stock price performance.

          [PERFORMANCE GRAPH OF MICRON TECHOLOGY, INC. APPEARS HERE]

  The Company operates on a 52/53 week fiscal year which ends on the Thursday closest to August 31. Accordingly, the last trading day of the Company's fiscal year varies. For consistent presentation and comparison to the industry indices shown herein, the Company has calculated its stock performance graph assuming an August 31 year-end. The performance graph assumes $100 invested on August 31, 1993, in Common Stock of Micron Technology, Inc., the S&P 500 Composite Index, and the S&P Electronics (Semiconductors) Index. Any dividends paid during the period presented are assumed to be reinvested. The performance was plotted using the following data:

MICRON TECHNOLOGY, INC.
STOCK PERFORMANCE GRAPH

                                                 FISCAL YEAR 1998
                                     -----------------------------------------
                                      1993   1994   1995   1996   1997   1998
                                     ------ ------ ------ ------ ------ ------
Micron Technology, Inc.............. 100.00 189.24 726.02 215.66 421.84 215.66
S&P Electronics (Semiconductors)
 Index.............................. 100.00 105.85 188.29 144.00 327.80 240.88
S&P 500 Composite Index............. 100.00 105.47 128.09 152.08 213.90 231.21

PROPOSAL 2. AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION

GENERAL

  The Company is seeking shareholder approval of an amendment to its Certificate of Incorporation (the "Amendment") creating a new class of 32,000,000 shares of capital stock denominated as "Class A Common Stock," having the rights and preferences set forth in the form of the Amendment attached hereto as Appendix A and summarized below. If the Amendment is approved by shareholders, the Company proposes to file it promptly with the Secretary of State of the State of Delaware and, thereafter, the Company will be obligated to issue shares of Class A Common Stock to Intel Corporation ("Intel") in exchange for stock rights currently held by Intel.

  THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION.

TRANSACTION WITH INTEL CORPORATION

  On October 19, 1998, the Company issued to Intel 15,810,277 stock rights ("Rights") exchangeable into non-voting Class A Common Stock (upon shareholder approval of such class of stock), or if shareholder approval is not obtained, into Common Stock of the Company, for a purchase price of $500 million. The Rights at the time of issuance represented approximately 6% of the Company's outstanding Common Stock. The Company agreed with Intel to seek shareholder approval of the Amendment to provide for the authorization of Class A Common Stock. As part of the Intel transaction, the Class A Common Stock (or Rights, if shareholder approval is not obtained) will automatically be converted into (or exchanged for) the Company's Common Stock upon a transfer by Intel to a holder other than one of its 90% or more owned subsidiaries. The Company and Intel entered into a securities rights and restrictions agreement which provides Intel with certain registration rights and places certain restrictions on Intel's voting rights and other activities with respect to the shares of Class A Common Stock (or Common Stock). Intel's registration rights begin on March 31, 1999. Intel also has the right to designate a nominee to the Company's Board of Directors, provided such nominee is acceptable to the Company. In consideration for Intel's investment, in addition to proceeds received, the Company has agreed to certain goals for the development and production of direct Rambus DRAM ("RDRAM") products and to certain related capital expenditures and to make available to Intel a portion of its semiconductor memory output over a five-year period, subject to certain limitations.

TERMS OF CLASS A COMMON STOCK

  Voting. The holders of shares of Class A Common Stock will have no voting rights except as provided by the Delaware General Corporation Law. Under
Section 242(b)(2) of Delaware General Corporation law, the holders of Class A Common Stock shall be entitled to vote as a class upon a proposed amendment to the Class A Common Stock if the amendment would increase or decrease the aggregate number of shares of Class A Common Stock, increase or decrease the par value of the Class A Common Stock, or alter or change the powers, preferences or special rights of the Class A Common Stock to adversely affect the holders.

  Dividends. In the event any dividend or other distribution payable in cash or other property is declared on the Common Stock (other than any dividend or distribution that results in an adjustment to the conversion ratio) each holder of shares of Class A Common Stock on the record date for such dividend or distribution will be entitled to receive on the date of payment or distribution of such dividend or other distribution the same cash or other property which such holder would have received if on such record date such holder was the holder of record of the number (including any cash payments for fractional shares of Common Stock) of shares of Common Stock into which the shares of Class A Common Stock then held by such holder are then convertible.

  Sinking Fund. No sinking fund is provided for the Class A Common Stock.

  Redemption. The Class A Common Stock is not redeemable.

  Conversion. The Class A Common Stock is convertible into shares of Common Stock at a conversion ratio of one-to-one, subject to adjustment upon the occurrence of certain events or circumstances as summarized. An amount equal to the fair market value of one share of Common Stock, as determined in good faith by the Board of Directors, will be paid in lieu of any fractional shares. In the event the Class A Common Stock is transferred to a person other than Intel or a 90% owned subsidiary of Intel, each share of Class A Common Stock automatically converts into shares of Common Stock at the applicable conversion ratio.

  The conversion ratio is subject to adjustment in the event of any subdivision (by stock split, stock dividend or otherwise) of the Common Stock or any combination of the Class A Common Stock (by reverse stock split or otherwise) or any combination of the Common Stock (by reverse stock split or otherwise) or any subdivision of the Class A Common Stock (by stock split, stock dividend or otherwise). In addition, the conversion ratio is subject to special adjustments, in accordance with formulas set forth in the Amendment, in the event the Company fails to meet certain agreed upon capital expenditure goals or RDRAM production goals. These goals are subject to adjustment under certain circumstances. The Company may elect to pay cash in an amount equal to the value of the additional shares issuable as a result of a special adjustment in lieu of such special adjustment.

  The special conversion rate adjustments will be limited to the extent required to ensure (1) that the value of additional shares of Common Stock and other securities or property and any related payments (including any cash payments in lieu of special adjustments), together with any shares of Common Stock and other securities or property and any related payments as a result of the special conversion rate adjustments with respect to the Rights, does not exceed a maximum aggregate adjustment amount of $150 million (with the value of such additional shares, securities and property measured as set forth in the Amendment); and (2) that the aggregate number of shares of Common Stock issued or issuable upon conversion of Class A Common Stock (or exercise of the Rights) does not exceed the lesser of (i) 19.9% of the shares of Common Stock outstanding on the closing date of the issuance of the Rights and (ii) 31,620,554 shares of Common Stock.

  The conversion rights are also subject to adjustment in the event of any reorganization, reclassification or change of shares of the Common Stock (other than a change in par value or from par value to no par value as a result of a subdivision or combination), or any consolidation of the Company with one or more corporations or a merger of the Company with another corporation (other than a consolidation or merger in which the Company is the resulting or surviving corporation and which does not result in any reclassification or change of outstanding shares of Common Stock).

  Transfer of Class A Common Stock. No person or entity holding shares of Class A Common Stock may transfer, sell, assign, devise or bequeath such Class A Common Stock, and the Company and the transfer agent for the Class A Common Stock shall not register the transfer of such shares of Class A Common Stock, whether by sale, assignment, gift, devise, bequest, appointment or otherwise, except to the Company, Intel or a 90% owned subsidiary of Intel, unless such transfer results in such shares of Class A Common Stock automatically converting into Common Stock.

  Liquidation Rights. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, the holders of each share of Class A Common Stock will be entitled to share ratably in any distribution of any of the assets or funds of the Company to the holders of the Common Stock (each share of the Class A Common Stock being treated as the number of shares of Common Stock into which it could then be converted for such purpose).

VOTE REQUIRED TO APPROVE THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION

  Approval of the Amendment requires the affirmative vote of the holders of a majority of the Company's outstanding Common Stock. If the Amendment is approved, upon filing of the Amendment with the Secretary of State of the State of Delaware, the Rights will be exchangeable for and represent only the right to receive shares of Class A Common Stock in exchange for the Rights. In the event the Company's shareholders do not approve the Amendment, the Rights will remain exchangeable into the Company's Common Stock.

PROPOSAL 3. AMENDMENT TO EMPLOYEE STOCK PURCHASE PLAN

GENERAL

  The 1989 Employee Stock Purchase Plan (the "Purchase Plan") was adopted by the Board of Directors in October 1988 and approved by the shareholders in January 1989. A total of 6,750,000 shares of Common Stock have been reserved for issuance under the Purchase Plan. As of September 3, 1998, shares had been purchased pursuant to the Purchase Plan and shares were available for future issuance.

  In July 1998, the Board of Directors approved an amendment to the Purchase Plan to increase the number of shares reserved for issuance thereunder by an additional 2,500,000 shares, subject to approval by the Company's shareholders at the 1998 Annual Meeting. A summary of the Purchase Plan is set forth below. The summary is qualified in its entirety by the full text of the Purchase Plan which is attached hereto as Appendix B.

  THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" APPROVAL OF THE AMENDMENT TO THE COMPANY'S 1989 STOCK PURCHASE PLAN.

PURPOSE

  The purpose of the Purchase Plan is to provide employees of the Company and its subsidiaries with an opportunity to purchase Common Stock of the Company through payroll deductions. The Purchase Plan provides for one offering during each three-month period.

ELIGIBILITY

  Any person who is employed by the Company, or any subsidiary of the Company designated by the Company's Board of Directors, for at least twenty (20) hours per week and five (5) months per calendar year and has been employed by the Company for at least one month prior to the first day of each offering period is eligible to participate in the Purchase Plan. Due to requirements of Italian law, the employees of the Company's Italian subsidiary may participate in the Purchase Plan even if they have not been employed for at least twenty
(20) hours per week and five (5) months per calendar year. As of October 1998, approximately 12,200 persons were employed by the Company and its designated subsidiaries.

OFFERING DATES

  The Purchase Plan provides for one offering during each three-month period of the Purchase Plan. Each such offering period is of three (3) months duration. The offering periods commence on January 1, April 1, July 1, and October 1 of each year and terminate on the last day of each three-month offering. The Board of Directors has the power to alter the duration of the offering periods without shareholder approval.

PARTICIPATION IN THE PLAN

  Eligible employees become participants in the Purchase Plan by delivering to the Company's payroll or administration office a subscription agreement authorizing payroll deductions at least ten (10) business days prior to the applicable offering date. An employee who becomes eligible to participate in the Purchase Plan after the commencement of an offering can elect to participate in the Purchase Plan upon the commencement of the next offering.

PURCHASE PRICE

  The purchase price per share in an offering under the Purchase Plan is the lower of 85% of the fair market value of a share of Common Stock on the first date of an offering period, or 85% of the fair market value of a share of Common Stock on the last date of the offering period. The fair market value of a share of Common Stock on a given date is based upon the average reported closing price on the NYSE for the five (5) business days preceding such date as reported in The Wall Street Journal. The fair
market value of the Company's stock on November 16, 1998 was            .

PAYMENT OF PURCHASE PRICE; PAYROLL DEDUCTIONS

  The purchase price of the shares is accumulated by payroll deductions over the offering period. The deductions cannot exceed twenty percent (20%), or such other rate as determined from time to time by the Board of Directors, of a participant's compensation. Participants may discontinue their participation at any time during an offering period but may not otherwise change their rate of payroll deduction during an offering period. Payroll deductions commence on the first payday following the offering date and continue at the same rate until the end of the offering period unless sooner terminated as provided in the Purchase Plan.

PURCHASE OF STOCK; EXERCISE OF OPTION

  By executing a subscription agreement to participate in the Purchase Plan, an employee is entitled to have shares placed under option. The maximum number of shares placed under option to a participant in an offering is that number arrived at by dividing the amount representing accumulated payroll deductions which the participant has elected to have withheld for the offering period by the lower of (i) 85% of the fair market value of a share of Common Stock on the first date of the offering period, or (ii) 85% of the fair market value of a share of Common Stock on the last date of the offering period, as long as the total number of shares issued to a participant of any offering period does not exceed a number determined by dividing $6,250 by the market value of a share of Common Stock on the offering date. See "Purchase Price," "Payment of Purchase Price; Payroll Deductions" for additional limitations on payroll deductions. Unless an employee's participation is discontinued, the option for the purchase of shares is exercised automatically at the end of the offering period at the applicable price. See "Withdrawal."

  Notwithstanding the foregoing, no employee is permitted to subscribe for shares under the Purchase Plan if, immediately after the grant of the option, the employee would own five percent (5%) or more of the voting stock or value of all classes of stock of the Company or its majority-owned subsidiaries (including stock which can be purchased through subscriptions under the Purchase Plan or pursuant to any other option), or if the grant of the option would permit the employee to buy pursuant to the Purchase Plan more than $6,250 worth of stock (determined at the fair market value of the shares at the time the option is granted) in any three-month offering period. Furthermore, if the number of shares placed under option at the beginning of an offering period exceeds the number of shares available under the Purchase Plan, a pro rata allocation of the shares remaining is made in an as equitable a manner as is practicable.

RESTRICTION ON TRANSFER OF SHARES

  Shares purchased upon exercise of a participant's option may not be transferred by the participant for a period of one (1) year from the exercise date. This transfer restriction may be earlier terminated in the event of a participant's permanent disability or death, or upon the involuntary transfer of the shares, including involuntary transfer due to divorce, judicial declaration of insolvency or bankruptcy.

WITHDRAWAL

  While each participant in the Purchase Plan is required to sign a subscription agreement authorizing payroll deductions, the participant's interest in a given offering can be terminated in whole, but not in part, by signing and delivering to the Company a notice of withdrawal from the Purchase Plan. Such withdrawal is permitted at any time prior to the end of the applicable offering period.

  Any withdrawal by an employee of accumulated payroll deductions for a given offering automatically terminates the employee's interest in the offering. Unless an employee's participation is discontinued, the option for the purchase of shares is exercised automatically at the end of the offering period, and the maximum number of full shares purchasable with the employee's accumulated payroll deductions is purchased for the employee at the applicable price.

  A participant's withdrawal from an offering does not have any effect upon such participant's eligibility to participate in subsequent offerings under the Purchase Plan.

TERMINATION OF EMPLOYMENT

  Termination of a participant's employment for any reason, including retirement or death, cancels the individual's participation in the Purchase Plan immediately. In such event, the payroll deductions credited to the participant's account are returned without interest to such participant, or, in the case of death, to the person or persons entitled thereto as specified by the employee in the subscription agreement.

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

  In the event of any changes in the capitalization of the Company, such as stock splits or stock dividends, resulting in an increase or decrease in the number of shares of Common Stock, appropriate adjustments will be made by the Company in the shares subject to purchase and in the purchase price per share.

NONASSIGNABILITY

  No rights or accumulated payroll deductions of an employee under the Purchase Plan may be pledged, assigned, or transferred for any reason and any attempt to do so may be treated by the Company as an election to withdraw from the Purchase Plan.

REPORTS

  Individual accounts are maintained for each participant in the Purchase Plan. Each participant receives as promptly as practicable after the end of each offering period a report of the individual's account, setting forth the total amount of payroll deductions accumulated, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

AMENDMENT AND TERMINATION OF THE PURCHASE PLAN

  The Board of Directors has authority to amend or terminate the Purchase Plan. With certain exceptions, termination of the Purchase Plan shall not affect options previously granted, and an amendment shall not make any changes in any options granted prior thereto which adversely affects the rights of any participant. No amendment may be made to the Purchase Plan without the approval of the holders of a majority of the shares of the Company entitled to vote if such amendment would increase the number of shares reserved under the Purchase Plan, materially modify the eligibility requirements, or materially increase the benefits which may accrue to participants under the Purchase Plan.

REGISTRATION OF SHARES

  If the amendment to the Purchase Plan is approved by the Company's shareholders, the Company intends to register the additional shares reserved for issuance promptly after the 1998 Annual Meeting on Form S-8 Registration Statement under the Securities Act of 1933, as amended.

TAX INFORMATION

  The Purchase Plan, and the right of the participant to make purchases thereunder, is intended to qualify under the provisions of Section 421 and 423 of the Internal Revenue Code. Under these provisions, no income is taxable to a participant at the time of grant of the option or purchase of shares. Upon disposition of the shares, the participant generally is subject to tax and the amount of the tax depends upon the holding period. If the shares are held by the participant for more than two (2) years after the date of option grant, the lesser of (a) the excess of the sales price over the option price, or (b) fifteen percent (15%) of the fair market value of the shares at the time the option was granted, will be treated as ordinary income to the participant and any remaining gain will be treated as a long term capital gain. If the shares are disposed of before the expiration of this holding period, the excess of the fair market value of the shares on the exercise date over the option price is treated as ordinary income, and any further gain or any loss on such disposition is a capital gain or loss. The Company is not entitled to a deduction in the amount of a participant's ordinary income or capital gain except to the extent of ordinary income reported by participant upon disposition of shares within two
(2) years from the date of grant to the extent allowed under Section 162(m) of the Internal Revenue Code.

  The foregoing is only a summary of the effect of federal income taxation upon the participant and the Company with respect to the shares purchased under the Purchase Plan.

VOTE REQUIRED TO APPROVE THE AMENDMENT TO THE PURCHASE PLAN

  Approval of the Amendment to the Purchase Plan will required the affirmative vote of the holders of a majority of the shares of Common Stock which are represented in person or by proxy at the 1998 Annual Meeting. If the Amendment is approved by the shareholders, it will be effective as of its adoption by the shareholders. If the shareholders do not approve the Amendment, the Purchase Plan will continue in effect with the current 6,750,000 shares of Common Stock reserved thereunder.

PROPOSAL 4. APPROVAL OF DIRECTOR STOCK INCENTIVE PLAN

GENERAL

  On November    , 1998, the Board of Directors adopted the 1998 Non-Employee
Directors Stock Incentive Plan (the "DSIP"), subject to approval thereof by the shareholders at the 1998 Annual Meeting. The Company has reserved shares of Common Stock for issuance in connection with the DSIP, which may be authorized and unissued shares or treasury shares.

  A summary of the DSIP is set forth below. The summary is qualified in its entirety by the full text of the DSIP which is attached hereto as Appendix C.

  The purpose of the DSIP is to attract, retain and compensate highly-qualified individuals who are not employees of the Company or any of its subsidiaries or affiliates for service as members of the Board by providing them with an ownership interest in the Common Stock of the Company. The Company intends that the DSIP will benefit the Company and its shareholders by allowing non-employee directors to have a personal financial stake in the Company through an ownership interest in the Common Stock and will closely associate the interests of non-employee directors with that of the Company's shareholders. As of November 16, 1998, there were seven directors eligible to participate in the DSIP.

  THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO APPROVE THE DSIP.

ADMINISTRATION

  The DSIP will be administered by the Compensation Committee or, to the extent required by applicable law, by the Board. Subject to the provisions of the DSIP, the Compensation Committee will be authorized to interpret the DSIP, to establish, amend and rescind any rules and regulations relating to the DSIP, and to make all other determinations necessary or advisable for administering the DSIP; provided, however, that the Compensation Committee will have no discretion with respect to the eligibility or selection of non-employee directors to receive awards under the DSIP, the number of shares subject to any such awards or the time at which any such awards are to be granted. During any time that the Board is acting as administrator of the DSIP, it will have all the powers of the Committee thereunder.

SUMMARY OF PLAN TERMS

  Pursuant to the DSIP, non-employee directors may elect each year to take some or all of their annual retainer in the form of cash, shares of Common Stock or deferred rights to receive Common Stock upon termination as a director.

CASH PAYMENTS

  That portion of the retainer to be paid in cash will be paid whenever such fees are payable, in accordance with the policies established by the Compensation Committee from time to time.

STOCK GRANTS

  To the extent that a non-employee director has elected to receive some or all of his or her retainer in the form of Common Stock and has not elected to defer receipt of such shares pursuant to the DSIP, shares of Common Stock will be automatically granted to such non-employee director on March 31, June 30, September 30 and December 31 of each plan year (each a "Quarterly Grant Date"). The number of shares included in each such grant will be determined by
(i) dividing the amount of retainer to be paid in stock and earned by the non-employee director during the three-month period immediately preceding the Quarterly Grant Date (the "Quarterly Service Period") by the fair market value per share of Common Stock on the Quarterly Grant Date, and (ii) and subtracting any shares that the director has elected to defer. Fractions will be rounded to the next highest share. For purposes of the DSIP, the per share fair market value of the Company's Common Stock is the average closing price for such stock on the NYSE as reported in The Wall Street Journal for the five business days preceding the Quarterly Grant Date.

DEFERRED STOCK RIGHTS

  Election to Defer. Each participant in the DSIP will have the right to elect, prior to the commencement of each plan year (January 1 through December
31), to defer until after the participant's termination of service the grant of the shares of Common Stock that would otherwise be granted to the participant under the DSIP during the next ensuing plan year. The participant will elect whether the deferred grant of shares will be (a) granted in lump sum within 30 days after termination of service, or (b) granted in approximately equal annual installments over a period of two to five years (as the participant shall elect) after the termination of service. The deferral election will be irrevocable except in case of hardship as determined in good faith by the Board. No shares will be issued until the grant date(s) so indicated (the "Deferred Grant Date"). The participant will have no rights as a shareholder with respect to the deferred rights to shares, and the rights to such shares will be unsecured.

  Deferred Dividend Account. If any dividends or other rights or distributions of any kind are distributed to holders of Common Stock during the period from the applicable Quarterly Grant Date until the Deferred Grant Date (the "Deferral Period") but prior to the participant's termination of service, an amount equal to the cash value of such distributions will be credited to a deferred dividend account for the participant as follows: the account will be credited with the right to receive shares of Common Stock having a fair market value as of the date of the distribution equal to the cash value of the distribution. The Company will issue shares of Common Stock equal to the cumulative total of rights to shares in such account within 30 days after the participant's termination of service.

ADJUSTMENTS

  In the event that the Compensation Committee determines that any distribution, recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or similar corporate transaction or event affects the Common Stock such that an adjustment is determined by the Compensation Committee to be appropriate in order to prevent dilution or enlargement of the benefits intended to be made available under the DSIP or with respect to awards thereunder, then the Compensation Committee may adjust the number and type of shares that may be granted under the DSIP. In the event of any such corporate transaction or event that results in shares of Common Stock being exchanged for or converted into cash, securities or other property (including securities of another corporation), the Compensation Committee will have the right to terminate the DSIP as of the date of the transaction or event, in which case all stock grants deferred under the DSIP will become the right to receive such cash, securities or other property (including securities of another corporation).

TERMINATION AND AMENDMENT

  The DSIP will remain in effect until the tenth anniversary of the effective date, unless terminated earlier. The Compensation Committee may terminate or suspend the DSIP at any time, without shareholder approval. The Compensation Committee may amend the DSIP at any time and for any reason without shareholder approval; provided, however, that the Compensation Committee may condition any amendment on the approval of shareholders if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations. No termination, modification or amendment of the DSIP may, without the consent of a participant, adversely affect the participant's rights under a previously-granted award.

CERTAIN FEDERAL INCOME TAX EFFECTS

  Cash Payments. A participant receiving his or her retainer in the form of cash will recognize ordinary income in such amount at the time of receipt, and the Company will be entitled to a corresponding tax deduction at that time.

  Stock Awards. A participant receiving non-deferred Common Stock in lieu of compensation as a director will recognize ordinary income equal to the fair market value of the stock on the date of grant, and the Company will be entitled to a corresponding tax deduction at that time.

  Deferred Stock. Under present federal income tax regulations, a participant receiving a right to receive stock in the future will not recognize income, and the Company will not be allowed a tax deduction, at the time such right is granted. When the stock is actually granted or the participant otherwise has the right to receive such stock, the participant will recognize ordinary income equal to the fair market value of the stock, and the Company will be entitled to a corresponding tax deduction at that time.

BENEFITS TO NON-EMPLOYEE DIRECTORS

  Only non-employee directors of the Company are entitled to participate in the DSIP (currently seven persons). The following table shows the benefits that would accrue under the DSIP in 1998 to the non-employee directors assuming that (a) the DSIP had been in effect throughout fiscal 1998, and (b) each such person elected to receive 100% of his or her retainer for 1998 in the form of shares of Common Stock.

                                                             NUMBER OF SHARES
              NAME AND POSITION             DOLLAR VALUE ($) OF COMMON STOCK
              -----------------             ---------------- ----------------
   All non-employee directors, as a Group
    (7 persons)............................    $                         (1)

--------
(1) Assumes a fair market value of $          per share on each Quarterly
    Grant Date.

VOTE REQUIRED TO APPROVE THE DSIP

  Approval of the DSIP will require the affirmative vote of the holders of a majority of the shares of Common Stock which are represented in person or by proxy at the Annual Meeting and voting on this proposal. If the DSIP is approved by the shareholders, it will be effective as of its adoption by the shareholders. If the DSIP is not approved by the shareholders, it will not be implemented.

PROPOSAL 5. RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

  The Board of Directors has appointed PricewaterhouseCoopers LLP, independent accountants, to audit the consolidated financial statements of the Company for the fiscal year ending September 2, 1999. Coopers and Lybrand LLP combined with Price Waterhouse LLP during fiscal 1998 to form PricewaterhouseCoopers LLP. Coopers and Lybrand LLP had been the Company's independent accountants since fiscal 1985. In the event of a negative vote on the ratification of PricewaterhouseCoopers LLP, the Board of Directors will reconsider its decision to appoint PricewaterhouseCoopers LLP as the Company's independent accountants. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions.

  THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP.

PROPOSAL 6. OTHER MATTERS

  The Company knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the meeting, the persons named in the accompanying form of Proxy will vote, in their discretion, the shares they represent.

                                          THE BOARD OF DIRECTORS

November 30, 1998

                                                                     APPENDIX A

                           CERTIFICATE OF AMENDMENT

                      OF THE CERTIFICATE OF INCORPORATION

                                      OF

                            MICRON TECHNOLOGY, INC.

                        PURSUANT TO SECTION 242 OF THE
                       DELAWARE GENERAL CORPORATION LAW

  Micron Technology, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Corporation" or the "Company"), hereby certifies that:

  FIRST: At a meeting of the Board of Directors of the Corporation (the "Board of Directors") resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of the Corporation, declaring the advisability of such amendment and calling a meeting of the stockholders of the Corporation for consideration thereof. The Board of Directors on
        ,     , duly adopted the following resolution, which resolution
remains in full force and effect as of the date hereof:

  RESOLVED, that the Certificate of Incorporation of the Corporation be amended by changing Article 4 thereof, to read in full as follows:

  4. (a) Shares Authorized. The total number of shares of stock which the corporation shall have the authority to issue is one billion thirty two million (1,032,000,000), consisting of (i) one billion (1,000,000,000) shares of Common Stock, par value $0.10 per share (the "Common Stock") and (ii) thirty two million five hundred thousand (32,000,000) shares of Class A Common Stock, par value $0.10 per share (the "Class A Common Stock").

  (b) Class A Common Stock.

  Section 1. Liquidation Rights. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of each share of Class A Common Stock shall be entitled to share ratably in any distribution of any of the assets or funds of the Corporation to the holders of the Common Stock (each share of the Class A Common Stock being treated as the number of shares of Common Stock into which it could then be converted for such purpose).

  Section 2. Transfer of Class A Common Stock. No person or entity holding shares of Class A Common Stock may transfer, sell, assign, devise or bequeath any of such holder's interest in his or its Class A Common Stock, and the Corporation and the transfer agent for the Class A Common Stock shall not register the transfer of such shares of Class A Common Stock, whether by sale, assignment, gift, devise, bequest, appointment or otherwise, except to a Permitted Transferee (as defined below) of such holder. For purposes of this
Section 2, the term "Permitted Transferee" with respect to any holder of Class A Common Stock shall mean (i) the Corporation, (ii) a Qualified Subsidiary (provided that if at any time such Qualified Subsidiary ceases to be a Qualified Subsidiary such Class A Common Stock will automatically convert into Common Stock pursuant to Section 3.b) or (iii) Intel Corporation. Notwithstanding the foregoing, the provisions of this Section 2 do not prohibit transfers that result in automatic conversion pursuant to Section 3.b, provided, that the transfer agent shall not register the transfer of such shares of Class A Common Stock or the Common Stock into which they automatically convert unless concurrently with such transfer, the certificate representing such shares of Class A Common Stock to be so transferred shall be surrendered and exchanged for a certificate representing the applicable number of shares of Common Stock into which such shares of Class A Common Stock are automatically converted by virtue of such transfer.

  Section 3. Conversion of Class A Common Stock.

  a. Voluntary Conversion. At any time and from time to time after the issuance of the Class A Common Stock, any holder of Class A Common Stock may convert any or all of the shares of Class A Common Stock held by such holder into shares of Common Stock at the then effective conversion ratio. The conversion ratio at which shares of Common Stock shall be deliverable upon conversion (the "Conversion Ratio") shall initially be one-for-one. Such initial Conversion Ratio shall be subject to adjustment, in order to adjust the number of shares of Common Stock into which the Class A Common Stock is convertible, as hereinafter provided.

  b. Automatic Conversion. Each share of Class A Common Stock shall automatically be converted into shares of Common Stock at the then effective Conversion Ratio upon the transfer by any holder of Class A Common Stock to a person or entity who is not a Permitted Transferee of such holder.

  c. Mechanics of Conversion. No fractional shares of Common Stock shall be issued upon conversion of the Class A Common Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then fair market value of one share of Common Stock, as determined in good faith by the Board of Directors. Before any holder of Class A Common Stock shall be entitled to receive certificates for the shares of Common Stock issued upon conversion, such holder shall surrender the certificate or certificates for such Class A Common Stock, duly endorsed, at the principal office of the Corporation and shall state therein his name or the name, or names, of his nominees in which he wishes the certificate or certificates for shares of Common Stock to be issued. No voluntary conversion shall be permitted unless and until the holder shall submit to the Corporation either (i) evidence of compliance with the filing and waiting period requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended ("HSR Act") or (ii) a certificate of an officer of the holder that the conversion does not require any filing under the HSR Act. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Class A Common Stock or to such holder's nominee or nominees, a certificate or certificates for the number of shares of Common Stock to which such holder or such holder's nominee shall be entitled as aforesaid, together with cash in lieu of any fraction of a share. Subject to the foregoing, in the case of automatic conversion under Section 3.b, such conversion shall be deemed to have been made immediately prior to the close of business on the date of such automatic conversion and upon surrender of the certificate representing the Class A Common Stock to be converted in the case of a voluntary conversion pursuant to Section 3.a above (the "Conversion Date"). The person or persons entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date; provided that the certificates representing the Class A Common Stock have been duly endorsed for transfer and delivered to the Corporation or its transfer agent.

  d. Stock Splits, Mergers, etc. In case of any subdivision (by stock split, stock dividend or otherwise) of the Common Stock or any combination of the Class A Common Stock (by reverse stock split or otherwise), the Conversion Ratio shall be proportionately increased, and conversely in the case of combination of the Common Stock (by reverse stock split or otherwise) or any subdivision of the Class A Common Stock (by stock split, stock dividend or otherwise), the Conversion Ratio shall be proportionately decreased, with such adjustment to the Conversion Ratio to be effective immediately after the opening of business on the day following the day which such subdivision or combination, as the case may be, becomes effective. In case of any reorganization, reclassification or change of shares of the Common Stock (other than a change in par value or from par value to no par value as a result of a subdivision or combination), or in the case of any consolidation of the Corporation with one or more corporations or a merger of the Corporation with another corporation (other than a consolidation or merger in which the Corporation is the resulting or surviving corporation and which does not result in any reclassification or change of outstanding shares of Common Stock), provision shall be made so that each holder of a share of Class A Common Stock shall have the right at any time thereafter as nearly as practicable, so long as the conversion right hereunder with respect to such share would exist had such event not occurred, to convert such share into the kind and amount of shares of stock and other securities and properties (including cash) receivable upon such reorganization, reclassification, change, consolidation or merger by a holder of the number of shares of Common Stock into which such shares of Class A Common Stock might have been converted immediately prior to such reorganization, reclassification, change, consolidation or merger. In the event of such a reorganization, reclassification, change, consolidation or merger, effective provision shall be made in the certificate of incorporation of the resulting or surviving corporation or otherwise for the protection of the conversion rights of the shares of Class A Common Stock that shall be applicable, as nearly as reasonably may be, to any such other shares of stock and other securities and property (including cash) deliverable upon conversion of shares of Common Stock into which Class A Common Stock might have been converted immediately prior to such event.

  e. Special Conversion Adjustments. The number of shares of Common Stock receivable upon conversion of a share of Class A Common Stock shall be adjusted in the event that the Corporation fails to achieve any one or more of the Qualified Expenditures Milestone, the First Minimum Production Milestone or the Second Minimum Production Milestone on the applicable milestone dates in the manner described below. On or prior to twenty five (25) days after an applicable milestone date, the Corporation shall deliver to Intel Corporation a certificate of an executive officer of the Corporation certifying whether the applicable milestone has been achieved, and if such milestone has not been achieved, such additional data (including, but not limited to the amount of Qualified Expenditures made and actual RDRAM production during the applicable period) required to calculate the appropriate conversion adjustment. Upon receipt of such certificate with the required information, Intel Corporation shall have thirty (30) days in which to notify the Corporation in writing of its irrevocable election to exercise a Special Conversion Adjustment. If Intel Corporation has not provided an irrevocable written notice electing to exercise a Special Conversion Adjustment within the such period, then no there shall be no Special Conversion Adjustment with respect to the applicable milestone. Except as specifically provided herein, the failure to exercise a Special Conversion Adjustment with respect to one milestone shall not impair Intel Corporation's ability to exercise a Special Conversion Adjustment with respect to the failure to achieve a different milestone.

  f. Postponement of Milestone Dates; Modification of Milestones. (i) In the event that the Corporation's ability to achieve the Qualified Expenditure Milestone by the Qualified Expenditures Milestone Date is significantly impaired by events or circumstances outside of its control, such as Force Majeure or limited availability of required equipment or materials, the milestone date will be appropriately postponed.

  (ii) In the event that any of the events specified in Section 7(f)(ii) of the Stock Rights Agreement occur, the First Minimum Production Milestone or the Second Minimum Production Milestone shall be either postponed or waived, respectively, as appropriate. In addition, if on the Maximum FGI Date, the RDRAM device finished goods inventory of the Corporation and its subsidiaries exceeds the Maximum FGI, the Second Minimum Production Milestone will be modified, as appropriate.

  (iii) In the event of the occurrence of any of the foregoing events or circumstances, as a result of which either a milestone date or milestone is to be postponed, waived or modified, no Special Conversion Adjustment shall occur as a result of the failure to achieve the applicable milestone by the applicable milestone date, unless and until the Corporation and Intel Corporation shall have agreed upon the appropriate postponement, waiver or modification. Notwithstanding the above, upon such agreement, the Special Conversion Adjustment shall be applied as of the agreed upon date, notwithstanding that such agreement is reached after such date. If no agreement can be reached, the dispute will be settled in accordance with
Section 8.12 of the Securities Purchase Agreement.

  g. Failure to Achieve Qualified Expenditures Milestone. Subject to the provisions hereof:

    (i) If the Corporation fails to make at least the Minimum Qualified Expenditures on or prior to the Qualified Expenditures Milestone Date, the Conversion Ratio shall be adjusted by multiplying the current Conversion Ratio by a fraction, the numerator of which shall be the Initial Purchase Price and the denominator of which shall be the greater of (i) the average closing sales price on the New York Stock Exchange for the Common Stock during the 20 trading day period ending two trading days prior to the Qualified Expenditures Milestone Date, or (ii) 50% of the Initial Purchase Price.

    (ii) If the Corporation makes Qualified Expenditures of more than the Minimum Qualified Expenditures but less than the Required Qualified Expenditures on or prior to the Qualified Expenditures Milestone Date, the Conversion Ratio shall be increased. The amount of the increase in the Conversion Ratio (expressed as a decimal) shall be determined by first (w) dividing the Initial Purchase Price by the greater of (i) the average closing sales price on the New York Stock Exchange for the Common Stock during the 20 trading day period ending two trading days prior to the applicable milestone date, or (ii) 50% of the Initial Purchase Price, then
  (x) subtracting 1.0 from the result, then (y) multiplying this result by a fraction, the numerator of which shall be (A) the Required Qualified Expenditures minus (B) the amount of Qualified Expenditures and the denominator of which shall be the Required Qualified Expenditures, and (z) dividing the result by 2. The new Conversion Ratio shall then be the result of the above calculation plus the prior Conversion Ratio.

  h. Failure to Achieve First Minimum Production Milestone. Subject to the provisions hereof, if the Corporation fails to achieve the First Minimum Production Milestone, the increase in the Conversion Ratio (expressed as a decimal) shall be determined by first (w) dividing the Initial Purchase Price by the greater of (i) the average closing sales price on the New York Stock Exchange for the Common Stock during the 20 trading day period ending two trading days prior to the applicable milestone date, or (ii) 50% of the Initial Purchase Price, then (x) subtracting 1.0 from the result, then (y) multiplying this result by a fraction, the numerator of which shall be the First Minimum Production Milestone for the quarter minus the actual RDRAM production achieved during the quarter and the denominator of which shall be the First Minimum Production Milestone for the quarter, and (z) dividing the result by 2. The new Conversion Ratio shall then be the result of the above calculation plus the prior Conversion Ratio.

  i. Failure to Achieve Second Minimum Production Milestone. Subject to the provisions hereof, if the Corporation fails to achieve the Second Minimum Production Milestone the increase in the Conversion Ratio (expressed as a decimal) shall be determined by first (w) dividing the Initial Purchase Price by greater of (A) the average closing sales price on the New York Stock Exchange for the Common Stock during the 20 trading day period ending two trading days prior to the applicable milestone date, or (ii) 50% of the Initial Purchase Price, then (x) subtracting 1.0 from the result, then (y) multiplying this result by a fraction, the numerator of which shall be the Second Minimum Required Production for the quarter minus the actual RDRAM production achieved during the quarter and the denominator of which shall be the Second Minimum Required Production for the quarter and (z) dividing the result by 2. The new Conversion Ratio shall then be the result of the above calculation plus the prior Conversion Ratio.

  j. Multiple Special Conversion Adjustments; Prior Adjustments. If more than one Special Conversion Adjustment occurs hereunder (or comparable adjustments under the Stock Rights Agreement ("Rights Special Conversion Adjustments"), subsequent Special Conversion Adjustments shall be calculated as provided herein, but only the number of additional shares in excess of the number issuable using the Initial Conversion Ratio (as defined in this Section 3.j) (appropriately adjusted to reflect the effect of any stock splits, reclassifications, stock dividends, recapitalizations, combinations or other similar events affecting the Common Stock occurring after the creation of the Class A Common Stock), shall be issuable in respect of such subsequent Special Conversion Adjustment upon conversion of the Class A Common Stock. For purposes of this Section 3.j, the "Initial Conversion Ratio" will be one-to-one (appropriately adjusted to reflect the effect of any stock splits, reclassifications, stock dividends, recapitalizations, combinations or other similar events affecting the Common Stock occurring after the creation of the Class A Common Stock), provided, however, that in the event of the occurrence of a Rights Special Conversion Adjustment that resulted in an adjustment to the Exchange Ratio in accordance with the provisions of the Stock Rights Agreement prior to the creation of the Class A Common Stock, the Initial Conversion Ratio shall be equal to a fraction, the numerator of which shall be one (appropriately adjusted to reflect the effect of any stock splits, reclassifications, stock dividends, recapitalizations, combinations or other similar events affecting the Common Stock occurring after creation of the Class A Common Stock), and the denominator of which shall be the exchange ratio in effect under the Stock Rights Agreement immediately prior to the creation of the Class A Common Stock. Notwithstanding anything else to the contrary set forth herein, the Conversion Ratio shall not be adjusted for any events, circumstances or milestones for which adjustments have been made (or may be made as a result of completion of an audit or resolution of any dispute as to the appropriate amount of an adjustment required thereunder) pursuant to the Stock Rights Agreement.

  k. Cash Option. In lieu of all or a portion of a Special Conversion Adjustment, the Corporation may elect to make a cash payment in respect of all or a portion of the dollar amount of the Special Conversion Adjustment (such election to be made within five (5) business days of Intel Corporation's Special Conversion Adjustment election, and such amount shall be paid within five (5) business days of the Corporation's election). The dollar amount in respect of any Special Conversion Adjustment to be paid in cash shall be calculated by multiplying the additional shares issuable to Intel Corporation upon conversion of the Class A Common Stock following the Special Conversion Adjustment by the average closing sales price on the New York Stock Exchange for the Common Stock during the 20 trading day period ending two trading days prior to the applicable milestone date.

  l. Limitations on Special Conversion Adjustments. Anything in Sections 3.h and 3.j to the contrary notwithstanding, no Special Conversion Adjustment will be made for failure to achieve the First Minimum Production Milestone or Second Minimum Production Milestone if a Special Conversion Adjustment election pursuant to clause (i) of Section 3.g above is made by Intel Corporation. In addition, anything in Sections 3.e through 3.j notwithstanding, Special Conversion Adjustments will be limited, and not given effect, to the extent required to ensure (1) that the value of additional shares of Common Stock and other securities or property and any related payments (including payments in lieu of adjustments pursuant to Section 3.k hereof) issued or issuable or payable as a result of such adjustments, together with any shares of Common Stock and other securities or property and any related payments issued or issuable or payable as a result of the Special Conversion Adjustments with respect to the Rights, does not exceed the Maximum Adjustment Amount (with the value of such additional shares, securities and property measured as of the milestone date with respect to the applicable Special Conversion Adjustments resulting in such additional shares, securities or property and any related payments, which, in the case of the Common Stock, shall be based on the average closing sales price on the New York Stock Exchange for the Common Stock during the 20 trading day period ending two trading days prior to the milestone date corresponding to such Special Conversion Adjustment); and (2) that the aggregate number of shares of Common Stock issued or issuable upon exercise of Rights or upon conversion of Class A Common Stock does not exceed the lesser of (i) the Maximum Percentage and (ii) the Maximum Shares.

  m. Existing Stock Certificates. Irrespective of any adjustments in the number or kind of shares issuable upon the conversion of the Class A Common Stock, certificates representing Class A Common Stock theretofore or thereafter issued may continue to express the same number and kind of shares as are stated in the certificates initially issuable pursuant hereto.

  n. Payment of Taxes. The Corporation will pay all documentary stamp taxes and other governmental charges (excluding all foreign, federal, state or local income, franchise, property, net worth, capital, estate, inheritance, gift or similar taxes) in connection with the issuance or delivery of the Class A Common Stock, as well as all such taxes attributable to the initial issuance or delivery of Common Stock upon the conversion of Class A Common Stock. The Corporation shall not, however, be required to pay any tax that may be payable in respect of any subsequent transfer of the Class A Common Stock or any transfer involved in the issuance and delivery of Common Stock in a name other than that in which the Class A Common Stock or Common Stock to which such issuance relates were registered, and, if any such tax would otherwise be payable by the Corporation, no such issuance or delivery shall be made unless and until the person requesting such issuance has paid to the Corporation the amount of any such tax, or it is established to the reasonable satisfaction of the Corporation that any such tax has been paid.

  o. Common Stock Reserved. The Corporation shall reserve and keep available out of its authorized but not outstanding Common Stock such number of shares of Common Stock as shall, from time to time be, sufficient for conversion of the Class A Common Stock.

  Section 4. No Redemption. The Class A Common Stock shall not be redeemable.

  Section 5. Voting Rights; Non-Voting Security. The holders of shares of Class A Common Stock shall have no voting rights except as provided in the Certificate of Incorporation or by applicable law.

  Section 6. Dividend Rights. In the event any dividend or other distribution payable in cash or other property is declared on the Common Stock (excluding any dividend or other distribution for which adjustment to the Conversion Ratio is provided by Section 3.d hereof), each holder of shares of Class A Common Stock on the record date for such dividend or distribution shall be entitled to receive on the date of payment or distribution of such dividend or other distribution the same cash or other property which such holder would have received if on such record date such holder was the holder of record of the number (including for purposes of this Section 6 any fraction) of shares of Common Stock into which the shares of Class A Common Stock then held by such holder are then convertible.

  Section 7. Certain Definitions; Interpretation.

  For purposes hereof the following terms shall have the meanings set forth below.

  First Minimum Production Milestone. The First Minimum Production Milestone shall have the meaning ascribed to such term in the Securities Purchase Agreement.

  First Minimum Required Production. First Minimum Required Production shall have the meaning ascribed to such term in the Securities Purchase Agreement.

  First Production Milestone Date. The First Production Milestone Date shall have the meaning ascribed to such term in the Securities Purchase Agreement.

  Force Majeure. Force Majeure shall mean an act of God, fire, flood, accident, riot war, government intervention, embargoes, strikes, labor difficulties, equipment failure, late delivery of supplies, supplier shortages or other difficulties which are beyond the reasonable control and without the fault or negligence of a party whose performance has been affected.

  Initial Purchase Price. Initial Purchase Price means $31.625, appropriately adjusted to reflect the effect of any stock splits, reclassifications, stock dividends, recapitalizations, combinations or other similar events affecting the Common Stock occurring after October 19, 1998.

  Maximum Adjustment Amount. Maximum Adjustment Amount shall have the meaning ascribed to such term in the Securities Purchase Agreement.

  Maximum FGI. Maximum FGI shall have the meaning ascribed to such term in the Securities Purchase Agreement.

  Maximum FGI Date. Maximum FGI Date shall have the meaning ascribed to such term in the Securities Purchase Agreement.

  Maximum Percentage. Maximum Percentage shall have the meaning ascribed to such term in the Securities Purchase Agreement.

  Maximum Shares. Maximum Shares shall have the meaning ascribed to such term in the Securities Purchase Agreement.

  Minimum Qualified Expenditures. Minimum Qualified Expenditures shall have the meaning ascribed to such term in the Securities Purchase Agreement.

  Qualified Expenditures. Qualified Expenditures shall have the meaning ascribed to such term in the Securities Purchase Agreement.

  Qualified Expenditures Milestone. The Qualified Expenditures Milestone means the expenditure of at least the Required Qualified Expenditures on or before the Qualified Expenditures Milestone Date.

  Qualified Expenditures Milestone Date. The Qualified Expenditures Milestone Date shall have the meaning ascribed to such term in the Securities Purchase Agreement.

  Qualified Subsidiary. Qualified Subsidiary shall have the meaning ascribed to such term in the Rights and Restrictions Agreement.

  Rambus. Rambus means Rambus, Inc. , a Delaware corporation, and any successor to all or substantially all of Rambus Inc.'s business (by acquisition or otherwise).

  RDRAM. RDRAM shall have the meaning ascribed to such term in the Supply Agreement.

  Required Qualified Expenditures. Required Qualified Expenditures shall have the meaning ascribed to such term in the Securities Purchase Agreement.

  Rights. Rights shall have the meaning ascribed to such term in the Stock Rights Agreement.

  Rights and Restrictions Agreement. Rights and Restrictions Agreement shall mean that certain Securities Rights and Restrictions Agreement, dated as of October 19, 1998, as amended from time to time, by and between the Corporation and Intel Corporation.

  Second Minimum Production Milestone. The Second Minimum Production Milestone shall have the meaning ascribed to such term in the Securities Purchase Agreement.

  Second Minimum Required Production. Second Minimum Required Production shall have the meaning ascribed to such term in the Securities Purchase Agreement.

  Second Production Milestone Date. The Second Production Milestone Date shall have the meaning ascribed to such term in the Securities Purchase Agreement.

  Securities Purchase Agreement. Securities Purchase Agreement shall mean that certain Securities Purchase Agreement, dated October 15, 1998, as amended from time to time, by and between the Corporation and Intel Corporation.

  Special Conversion Adjustment. A Special Conversion Adjustment shall mean an adjustment to the number of shares of Common Stock receivable upon conversion of Class A Common Stock, as provided in Section 3 hereof.

  Stock Rights Agreement. Stock Rights Agreement shall mean that certain Stock Rights Agreement, dated as of October 19, 1998, as amended from time to time, by and between the Corporation and Intel Corporation.

  Supply Agreement. Supply Agreement shall mean that certain Supply Agreement, dated as of October 19, 1998, as amended from time to time, by and between the Corporation and Intel Corporation.

  Volume Production. Volume Production shall have the meaning ascribed to such term in the Securities Purchase Agreement.

  SECOND: Pursuant to a resolution of the Board of Directors, a meeting of the stockholders of the Corporation was duly called and held, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

  THIRD: The amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

  IN WITNESS WHEREOF, the corporation has caused this Certificate of Amendment
to be executed by a duly authorized officer on the        day of
              , 1999.

                                          Micron Technology, Inc.


                                          By: _________________________________

                                                                     APPENDIX B

                            MICRON TECHNOLOGY, INC.

                              1989 EMPLOYEE STOCK
                                 PURCHASE PLAN

AMENDED AND RESTATED EFFECTIVE AS OF OCTOBER 1, 1998 (EXCEPT WITH RESPECT TO THE ADDITION OF SHARES UNDER PARAGRAPH 13, WHICH IS EFFECTIVE UPON THE DATE OF STOCKHOLDER APPROVAL, IF ANY).

  The following constitute the provisions of the 1989 Employee Stock Purchase Plan of Micron Technology, Inc.:

  1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" un-der Section 423 of the Internal Revenue Code of 1986, as amended. The provi-sions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

  2. Definitions.

  (a) "Board" shall mean the Board of Directors of the Company.

  (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

  (c) "Common Stock" shall mean the Common Stock, $.10 no par value, of the Company.

  (d) "Company" shall mean Micron Technology, Inc., a Delaware corporation.

  (e) "Compensation" with respect to any Employee means such Employee's wages, salaries, fees for professional services and other amounts received for per-sonal services actually rendered in the course of employment with the Company or its designated subsidiaries to the extent that the amounts are includible in gross income (including, but not limited to, commissions paid to salesmen, compensation for services on the basis of a percentage of profits, tips, and bonuses).

  Compensation shall exclude (a)(1) contributions made by the employer to a plan of deferred compensation to the extent that, the contributions are not includible in the gross income of the Employee for the taxable year in which contributed, (2) employer contributions made on behalf of an Employee to a simplified employee pension plan described in Code Section 408(k) to the ex-tent such contributions are excludable from the Employee's gross income,
(3) any distributions from a plan of deferred compensation; (b) amounts real-ized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by an Employee either becomes freely transferable or is no longer subject to substantial risk of forfeiture; (c) amounts realized from the sale, exchange or other disposition of stock acquired under a quali-fied stock option; (d) other amounts which receive special tax benefits, such as premiums for group-term life insurance (but only to the extent that the premiums are not includible in the gross income of the employee), or contribu-tions made by the employer (whether or not under a salary reduction agreement) towards the purchase of any annuity contract described in Code Section 403(b) (whether or not the contributions are actually excludable from the Employee's gross income); (e) reimbursements or other expense allowances; (f) fringe ben-efits (cash and noncash); (g) moving expenses; and (h) welfare benefits.

  (f) "Continuous Status as an Employee" shall mean the absence of any inter-ruption or termination of service as an Employee. Continuous Status as an Em-ployee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company, provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

  (g) "Designated Subsidiaries" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

  (h) "Employee" shall mean any person, including an officer, who is continu-ously employed for at least twenty (20) hours per week and more than five (5) months in a calendar year by the Company or one of its Designated Subsidiar-ies; provided, however, that all employees of an Italian Designated Subsidiary of the Company shall be considered

"Employees" under the Plan, without regard as to whether they are continuously em-ployed for at least twenty (20) hours per week or more than five (5) months in a calendar year by an Italian Designated Subsidiary of the Company.

  (i) "Enrollment Date" shall mean the first day of each Offering Period.

  (j) "Exercise Date" shall mean the last day of each Offering Period of the Plan.

  (k) "Offering Period" shall mean a period of three (3) months during which an option granted pursuant to the Plan may be exercised.

  (l) "Plan" shall mean this Employee Stock Purchase Plan.

  (m) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or ac-quired by the Company or a Subsidiary.

  3. Eligibility.

  (a) Any Employee as defined in paragraph 2 who has been continuously em-ployed by the Company or any subsidiary of the Company for at least one (1) consecutive month and who shall be employed by the Company on a given Enroll-ment Date shall be eligible to participate in the Plan.

  (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Em-ployee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Com-pany or of any subsidiary of the Company, or (ii) which permits his rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

  4. Offering Periods. The Plan shall be implemented by consecutive Offering Periods with a new Offering Period commencing on or about January 1, April 1, July 1, and October 1 of each year commencing on or about January 1, 1989 or, in the discretion of the committee, April 1, 1989, and continuing thereafter until terminated in accordance with paragraph 20 hereof. Subject to the share-holder approval requirements of paragraph 20, the Board of Directors of the Company shall have the power to change the duration of offering periods with respect to future offerings if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first offering period to be af-fected.

  5. Participation.

  (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's payroll or administrative of-fice at least ten (10) business days prior to the applicable Enrollment Date, unless a different time for filing the subscription agreement is set by the Board for all eligible Employees with respect to a given Offering Period.

  (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offer-ing Period to which such authorization is applicable, unless sooner terminated by the participant as provided in paragraph 11.

  6. Payroll Deductions.

  (a) At the time a participant files his subscription agreement, he or she shall elect to have payroll deductions made on each payday during the Offering Period in an amount not less than one percent (1%) and not greater than twenty percent (20%) of the Compensation which he or she received on the payday imme-diately preceding the Enrollment Date, and the aggregate of such payroll de-ductions during the Offering Period shall not exceed twenty percent (20%) of his or her aggregate Compensation during said Offering Period.

  (b) All payroll deductions made by a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account.

  (c) A participant may discontinue his or her participation in the Plan as provided in paragraph 11, but may not otherwise change, their rate of payroll deductions during the Offering Period. A participant's subscription agreement shall remain in effect for successive Offering Periods unless revised as pro-vided herein or terminated as provided in paragraph 11.

  (d) Notwithstanding the foregoing, to the extent necessary to comply with
Section 423(b)(8) of the Code and paragraph 3(b) herein, a participant's pay-roll deductions may be decreased to 0% at such time during any Offering Period which is scheduled to end during the current calendar year that the aggregate of all payroll deductions accumulated with respect to such Offering Period and any other Offering Period ending within the same calendar year equal $21,250. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the par-ticipant as provided in paragraph 11.

  7. Grant of Option.

  (a) On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll de-ductions accumulated prior to such Exercise Date and retained in the Partici-pant's account as of the Exercise Date by the lower of (i) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Enrollment Date or (ii) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Exercise Date; provided that in no event shall an Employee be permitted to purchase during each Offering Pe-riod more than a number of shares determined by dividing $6,250 by the fair market value of a share of the Company's Common Stock on the Enrollment Date, and provided further that such purchase shall be subject to the limitations set forth in Section 3(b) and 13 hereof. Exercise of the option shall occur as provided in Section 8, unless the participant has withdrawn pursuant to Sec-tion 11, and shall expire on the last day of the Offering Period. Fair market value or a share of the Company's Common Stock shall be determined as provided in Section 7(b) herein.

  (b) The option price per share of the shares offered in a given Offering Pe-riod shall be the lower of: (i) 85% of the fair market value of a share of the Common Stock of the Company on the Enrollment Date; or (ii) 85% of the fair market value of a share of the Common Stock of the Company on the Exercise Date. The fair market value of the Company's Common Stock on a given date shall be determined by the Board in its discretion; provided, however, that where there is a public market for the Common Stock the fair market value per share shall be the average closing price for the preceding five (5) business days on the New York Stock Exchange (NYSE) on such date, as reported in The Wall Street Journal.

  8. Exercise of Option. Unless a participant withdraws from the Plan as pro-vided in paragraph 11, his or her option for the purchase of shares will be exercised automatically on the Exercise Date of the Offering Period, and the maximum number of full shares subject to option will be purchased for him or her at the applicable option price with the accumulated payroll deductions in his account. The shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the participant on the Exercise Date. During his or her lifetime, a participant's option to purchase shares hereunder is exercisable only by such participant.

  9. Restriction on Transfer of Shares. Effective April 1, 1993, shares pur-chased upon exercise of a participant's option may not be transferred by the participant for a period of one (1) year from the Exercise Date. This transfer restriction shall be earlier terminated in the event of a participant's perma-nent disability or death, or upon the involuntary transfer of the shares due to divorce, judicial declaration of insolvency or bankruptcy or other form of involuntary transfer.

  10. Delivery. Prior to April 1, 1993, as promptly as practicable after the Exercise Date of each Offering Period, the Company shall arrange the delivery to each participant of a certificate representing the full shares purchased upon exercise of the participant's option. Subsequent to April 1, 1993, imme-diately following the Exercise Date of each Offering Period, unless a partici-pant requests the issuance of a certificate representing the participant's shares, the Company shall promptly record the participant's full shares in book entry form. Upon request from a participant, or upon the involuntary transfer of a participant's shares, the Company shall arrange for the delivery to the partici-pant of a certificate representing the full shares purchased. Certificates is-sued upon a participant's request which are subject to the transfer restric-tion referred to in paragraph 9 shall bear a legend in a conspicuous place referencing the restriction. Any cash remaining to the credit of a partici-pant's account under the Plan after a purchase by the participant of shares at the termination of each Offering Period, which is insufficient to purchase a full share of Common Stock of the Company, shall be returned to said partici-pant or retained in the participant's account for the subsequent Offering Pe-riod, as determined by the Company as to all participants for a given Offering Period.

  11. Withdrawal; Termination of Employment.

  (a) A participant may withdraw all but not less than all the payroll deduc-tions credited to such participant's account under the Plan at any time prior to the Exercise Date of the Offering Period by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant's pay-roll deductions credited to his or her account will be paid to him or her promptly after receipt of the notice of withdrawal and the participant's op-tion for the current Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offering Period. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement as described in Section 5(a).

  (b) Upon termination of the participant's Continuous Status as an Employee prior to the Exercise Date of the Offering Period for any reason, including retirement or death, the payroll deductions credited to such participant's ac-count will be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under paragraph 15, and such partici-pant's option will be automatically terminated.

  (c) In the event an Employee fails to remain in Continuous Status as an Em-ployee of the Company for at least twenty (20) hours per week during the Of-fering Period in which the Employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to his or her account will be returned to him or her and the option terminat-ed.

  (d) A participant's withdrawal from an Offering Period will not have any ef-fect upon his or her eligibility to participate in a succeeding Offering Pe-riod or in any similar plan which may hereafter be adopted by the Company.

  12. Interest. No interest shall accrue on the payroll deductions of a par-ticipant in the Plan.

  13. Stock.

  (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 9,250,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in paragraph 19. If the total number of shares which would otherwise be subject to options granted pursuant to Section 7(a) hereof on the Enrollment Date of an Offering Period exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available for option grant in as uniform a manner as shall be prac-ticable and as it shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each participant affected thereby and shall similarly reduce the rate of payroll deductions, if necessary.

  (b) The participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

  (c) Shares to be delivered to a participant under the Plan will be regis-tered in the name of the participant or in the name of the participant and his or her spouse.

  14. Administration. The Plan shall be administered by the Board of the Com-pany or a committee of members of the Board appointed by the Board. The admin-istration, interpretation or application of the Plan by the Board or its com-mittee shall be final, conclusive and binding upon all participants. Members of the Board who are eligible Employees are permitted to participate in the Plan, provided that:

    (a) Members of the Board who are eligible to participate in the Plan may not vote on any matter affecting the administration of the Plan or the grant of any option pursuant to the Plan.

    (b) If a Committee is established to administer the Plan, no member of the Board who is eligible to participate in the Plan may be a member of the Committee.

  15. Designation of Beneficiary.

  (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of the Of-fering Period but prior to delivery to him of such shares and cash. In addi-tion, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to the Exercise Date of the Offering Period.

  (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

  16. Transferability of Rights. Neither payroll deductions credited to a par-ticipant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or oth-erwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in paragraph 15 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with paragraph 11.

  17. Use of Funds. All payroll deductions received or held by the Company un-der the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

  18. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees; on no less than an annual basis, promptly following the Exercise Date, which statements will set forth the amounts of payroll deductions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

  19. Adjustments Upon Changes in Capitalization. Subject to any required ac-tion by the shareholders of the Company, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the "Re-serves"), as well as the price per share of Common Stock covered by each op-tion under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, com-bination or reclassification of the Common Stock, or any other increase or de-crease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any con-vertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an op-tion.

  In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the participant shall have the right to exercise the option as to all of the optioned stock, including shares as to which the option would not otherwise be exercisable. If the Board makes an option fully exercisable in lieu of assumption or substitu-tion in the event of a merger or sale of assets, the Board shall notify the participant that the option shall be fully exercisable for a period of thirty
(30) days from the date of such notice, and the option will terminate upon the expiration of such period.

  The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Com-pany effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

  20. Amendment or Termination. The Board of Directors of the Company may at any time terminate or amend the Plan. Except as provided in paragraph 19, no such termination can affect options previously granted, nor may an amendment make any change in any option theretofore granted which adversely affects the rights of any participant, nor may an amendment be made without prior approval of the shareholders of the Company (obtained in the manner described in para-graph 22) if such amendment would:

    (a) Increase the number of shares that may be issued under the Plan;

    (b) Change the designation of the employees (or class of employees) eli-gible for participation in the Plan; or

    (c) Materially increase the benefits which may accrue to participants un-der the Plan.

    (d) In the event that the Board determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan by means of the following to reduce or eliminate such unfavorable accounting consequence including, but not limited to:

      (i) altering the option price per share for any Offering Period, in-cluding an Offering Period underway at the time of the change in Pur-chase Price including an alteration of the option price under paragraph 7(b) to 85% of the fair market value of a share of the Common Stock of the Company on the Exercise Date (without a lookback to the fair market value on the Enrollment Date); and

      (ii) shortening any Offering Period so that Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Board action.

  Such modifications or amendments shall not require stockholder approval or the consent of any Plan participants.

  21. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

  22. Shareholder Approval. Continuance of the Plan shall be subject to ap-proval by the shareholders of the Company within twelve months before or after the date the Plan is adopted. If such shareholder approval is obtained at a duly held shareholders' meeting, it may be obtained by the affirmative vote of the holders of a majority of the shares of the Company present or represented and entitled to vote thereon, which approval shall be:

    (a) (1) solicited substantially in accordance with Section 14(a) of the Securities Act of 1934, as amended (the "Act") and the rules and regula-tions promulgated thereunder, or (2) solicited after the Company has fur-nished in writing to the holders entitled to vote substantially the same information concerning the Plan as that which would be required by the rules and regulations in effect under Section 14(a) of the Act at the time such information is furnished; and

    (b) obtained at or prior to the first annual meeting of shareholders held subsequent to the first registration of Common Stock under Section 12 of the Act.

  In the case of approval by written consent, it must be obtained by the unan-imous written consent of all shareholders of the Company, or by written consent of a smaller percentage of shareholders but only if the Board deter-mines, on the basis of advice of the Company's legal counsel, that the written consent of such a smaller percentage of shareholders will comply with all ap-plicable laws and will not adversely affect the qualifications of the Plan un-der Section 423 of the Code.

  23. Conditions Upon Issuance of Shares. Shares shall not be issued with re-spect to an option unless the exercise of such option and the issuance and de-livery of such shares pursuant thereto shall comply with all applicable provi-sions of law, domestic or foreign, including, without limitation, the Securi-ties Act of 1933, as amended, the Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

  As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

  24. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in paragraph 22. It shall continue in effect for a term of twenty (20) years unless sooner terminated under paragraph 20.

                                                                     APPENDIX C

                            MICRON TECHNOLOGY, INC.

               1998 NON-EMPLOYEE DIRECTORS STOCK INCENTIVE PLAN

  1. Purpose. The purpose of the Micron Technology, Inc. 1998 Non-Employee Directors Stock Incentive Plan is to attract, retain and compensate highly-qualified individuals who are not employees of Micron Technology, Inc. or any of its subsidiaries or affiliates for service as members of the Board by providing them with an ownership interest in the Common Stock of the Company. The Company intends that the Plan will benefit the Company and its stockholders by allowing Non-Employee Directors to have a personal financial stake in the Company through an ownership interest in the Common Stock and will closely associate the interests of Non-Employee Directors with that of the Company's stockholders.

  2. Defined Terms. Unless the context clearly indicates otherwise, the following terms shall have the following meanings:

    "Board" means the Board of Directors of the Company.

    "Company" means Micron Technology, Inc.

    "Committee" has the meaning assigned such term in Section 3.

    "Common Stock" means the common stock, par value $0.10 per share, of the Company.

    "Deferral Period" has the meaning set forth in Section 6(e) of the Plan.

    "Deferred Stock Rights" means the right to receive shares of Common Stock upon termination as a director of the Company, as described in Section 6(e) of the Plan.

    "Distributions" has the meaning set forth in Section 6(e) of the Plan.

    "Election Form" means a form approved by the Committee pursuant to which a Non-Employee Director elects a form of payment of his or her Retainer, as provided in Section 6(a).

    "Exchange Act" means the Securities Exchange Act of 1934, as amended.

    "Fair Market Value," on any date, means (i) if the Common Stock is listed on any established stock exchange, including without limitation the New York Stock Exchange ("NYSE") or a national market system, the Fair Market Value of a Share of Common Stock shall be the average closing price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system (or the exchange with the greatest volume of trading in Common Stock) for the five business days preceding the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or (ii) in the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee.

    "Hardship" has the meaning set forth in Section 6(f) of the Plan.

    "Non-Employee Director" means a director of the Company who is not an employee of the Company or of any of its subsidiaries or affiliates.

    "Participant" means any Non-Employee Director who is participating in the Plan.

    "Plan" means the Micron Technology, Inc. 1998 Non-Employee Directors Stock Incentive Plan, as amended from time to time.

    "Plan Administrator" means the person or persons designated by the Committee to administer the Plan in accordance with Section 3 of the Plan. If no such administrator is designated, the Plan Administrator shall be the Committee or the Board, as the case may be, administering the Plan pursuant to Section 3.

    "Plan Year" means the twelve-month period ending on December 31 of each year which, for purposes of the Plan, is the period for which Retainer is earned.

    "Quarterly Grant Date" has the meaning set forth in Section 6(c) of the Plan.

    "Quarterly Service Period" has the meaning set forth in Section 6(c) of the Plan.

    "Retainer" means the compensation payable by the Company to a Non-Employee Director for service as a director (and, if applicable, as the member of a committee of the Board) of the Company, as such amount may be changed from time to time.

    "Rule 16b-3" means Rule 16b-3, as amended from time to time, of the Securities and Exchange Commission as promulgated under the Exchange Act.

    "Securities Act" means the Securities Act of 1933, as amended.

    "Shares" means shares of Common Stock.

    "Stock Equivalent Amount" means the portion (in 25% increments) of a Non-Employee Director's Retainer for a Plan Year that he or she has elected to receive in the form of Common Stock or Deferred Stock Rights.

  3. Administration. The Plan shall be administered by the Compensation Committee of the Board of Directors (the "Committee"). Subject to the provisions of the Plan, the Committee shall be authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations necessary or advisable for the administration of the Plan; provided, however, that the Committee shall have no discretion with respect to the eligibility or selection of Non-Employee Directors to receive awards under the Plan, the number of Shares subject to any such awards or the time at which any such awards are to be granted. The Committee's interpretation of the Plan, and all actions taken and determinations made by the Committee pursuant to the powers vested in it hereunder, shall be conclusive and binding upon all parties concerned including the Company, its stockholders and persons granted awards under the Plan. The Committee may appoint a plan administrator to carry out the ministerial functions of the Plan, but the administrator shall have no other authority or powers of the Committee. Notwithstanding the foregoing, the Board shall exercise any and all rights, duties and powers of the Committee under the Plan to the extent required by the applicable exemptive conditions of Rule 16b-3, as determined by the Board its sole discretion.

  4. Shares Subject to Plan. The Shares issued under the Plan shall not exceed
in the aggregate                shares of Common Stock. Such Shares may be
authorized and unissued shares or treasury shares.

  5. Participants. All active Non-Employee Directors shall be eligible to participate in the Plan.

  6. Form of Payment of Retainer.

    (a) Annual Elections. On or before November 30 of each year (December 31, 1998 in the case of the first Plan Year), each Non-Employee Director shall file with the Plan Administrator an election form in substantially the form attached hereto as Exhibit A, or such other form as the Plan Administrator shall prescribe (the "Election Form"), in which such Non-Employee Director shall indicate his or her preference to receive some or all of his or her Retainer for the following Plan Year in the form of (i) cash, (ii) Common Stock, or (iii) Deferred Stock Rights. Such elections shall be made in increments of 25% of the Retainer. Individuals who are nominated to become Non-Employee Directors may make such election after such nomination but prior to the time they are elected to the Board. If a Non-Employee Director fails to timely file an Election Form for a Plan Year, then 100% of his or her Retainer for such Plan Year will be paid in cash.

    (b) Cash Payments. That portion of the Retainer to be paid in cash will be paid whenever such fees are payable, in accordance with the policies established by the Committee from time to time.

    (c) Grant Dates and Formula for Stock Grants. To the extent that a Non-Employee Director has elected to receive some or all of his or her Retainer in the form of Common Stock and has not elected to defer receipt of such shares pursuant to Section 6(e), shares of Common Stock shall be automatically granted to such Non-Employee Director on March 31, June 30, September 30 and December 31 of each Plan Year (each such date is hereinafter referred to as a "Quarterly Grant Date"). The total number of Shares included in each grant under this Section 6(c) shall be determined by (i) dividing the Stock Equivalent Amount earned by the Non-Employee Director during the three-month period immediately preceding the Quarterly Grant Date (the "Quarterly Service Period") by the Fair Market Value per Share on the Quarterly Grant Date, and (ii) and subtracting any Shares to be deferred pursuant to Section 6(e). Fractions will be rounded to the next highest Share.

    (d) Termination of Service During Quarterly Service Period. In the event of termination of service on the Board by any Participant during a Quarterly Service Period, such Participant's award for the Quarterly Service Period shall be determined in accordance with Sections 6(b) based upon the Stock Equivalent Amount earned during such Quarterly Service Period through the date of termination of service, provided, that the grant date shall be the date of termination of service unless the grant has been deferred pursuant to Section 6(e).

    (e) Deferred Stock Rights.

      (i) Election to Defer. Each Participant will have the right to elect, in his or her Election Form delivered to the Plan Administrator prior to the commencement of each Plan Year, to defer until after the Participant's termination of service the grant of the Shares that would otherwise be granted to the Participant during the next ensuing Plan Year ("Deferred Stock Rights"). Pursuant to this Election Form, the Participant will elect whether all of the deferred grant will be (a) granted within 30 days after termination of service or (b) granted in approximately equal annual installments of Shares over a period of two to five years (as the Participant may elect) after the termination of service, each such annual grant to be made within 30 days after the anniversary of the termination of service. The deferral Election Form signed by the Participant prior to the Plan Year will be irrevocable except in case of Hardship (as defined in Section 6(f)) as determined in good faith by the Board pursuant to Section 6(f). No Shares will be issued until the grant date(s) so deferred (the "Deferred Grant Date") at which time the Company agrees to issue the Shares to the Participant. The Participant will have no rights as a stockholder with respect to the Deferred Stock Rights, and the Deferred Stock Rights will be unsecured.

      (ii) Deferred Dividend Account. If any dividends or other rights or distributions of any kind ("Distributions") are distributed to holders of Common Stock during the period from the applicable Quarterly Grant Date until the Deferred Grant Date (the "Deferral Period") but prior to the Participant's termination of service, an amount equal to the cash value of such Distributions on their distribution date, as such value is determined by the Committee, will be credited to a deferred dividend account for the Participant as follows: the account will be credited with the right to receive Shares having a Fair Market Value as of the date of the Distribution equal to the cash value of the Distribution. The Company will issue Shares equal to the cumulative total of rights to Shares in such account within 30 days after the Participant's termination of service.

    If a Distribution is distributed to holders of Common Stock after the Participant's termination of service but prior to the issuance in full of the deferred Shares, an amount equal to the cash value of such Distributions pertaining to any Shares still deferred shall be converted into Shares equivalent in value to the Distribution (based on the Fair Market Value as of the date of Distribution) and such Shares will be issued to the Participant as soon as practical after the date of the Distribution.

    No right or interest in the Deferred Stock Rights or in the deferred dividend account shall be subject to liability for the debts, contracts or engagements of the Participant or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 6(e) shall prevent transfers by will or by the applicable laws of descent and distribution. The Committee will have the right to adopt other regulations and procedures to govern deferral of grants of Shares.

    (f) Hardship. The Board may accelerate the distribution of all or a portion of a Participant's deferred grants of Shares on account of his or her Hardship, subject to the following requirements: (i) the value of such accelerated distribution shall not exceed the amount necessary to satisfy the Hardship, less the amount which can be satisfied from other resources which are reasonably available to the Participant, (ii) the denial of the Participant's request for a Hardship acceleration would result in severe financial hardship to the Participant, and (iii) the Participant has not received an accelerated distribution on account of Hardship within the 12-month period preceding the acceleration.

    For purposes of this Plan, "Hardship" of a Participant, as determined by the Board in its discretion on the basis of all relevant facts and circumstances and in accordance with the following nondiscriminatory and objective standards uniformly interpreted and consistently applied, shall mean a severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or of his or her dependent, loss of the Participant's property due to casualty, or other extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. A financial need shall not constitute a Hardship unless it is for at least $1,000,000 or the entire value of the principal amount of the Participant's deferred grants.

  7. Prorated Grants. If on any Quarterly Grant Date, shares of Common Stock are not available under the Plan to grant to Non-Employee Directors the full amount of a grant contemplated by the Plan, then each such director shall receive an award equal to the number of shares of Common Stock then available under the Plan divided by the number of Non-Employee Directors entitled to a grant of shares on such date. Fractional shares shall be ignored and not granted. Any shortfall resulting from such proration shall be paid in the form of cash.

  8. Withholding. Whenever the Company issues Shares under the Plan, the Company shall have the right to withhold from sums due the recipient, or to require the recipient to remit to the Company, any amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery of any certificate for such Shares.

  9. Adjustments.

    (a) In the event that the Committee determines that any Distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Committee's sole discretion, affects the Common Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an award or awards hereunder, then the Committee shall, in such manner as it may deem equitable, adjust the number and type of Shares (or other securities or property) which may be granted under the Plan (including, but not limited to, adjustments of the maximum number and kind of securities which may be issued); provided, however, that to the extent required by the applicable exemptive conditions of Rule 16b-3, any such adjustment shall be subject to approval by the Board.

    (b) In the event of any corporate transaction or event described in paragraph (a) which results in Shares being exchanged for or converted into cash, securities or other property (including securities of another corporation), the Committee will have the right to terminate this Plan as of the date of the transaction or event, in which case all stock grants deferred under Section 6(e) shall become the right to receive such cash, securities or other property.

    (c) The number of Shares finally granted under this Plan shall always be rounded to the next highest whole Share.

    (d) Any decision of the Committee pursuant to the terms of this Section 9 shall be final, binding and conclusive upon the Participants, the Company and all other interested parties; provided, however, that to the extent required by the applicable exemptive conditions of Rule 16b-3, any such decision shall be subject to approval by the Board.

  10. Amendment. The Committee may terminate or suspend the Plan at any time, without stockholder approval. The Committee may amend the Plan at any time and for any reason without stockholder approval; provided, however, that the Committee may condition any amendment on the approval of stockholders of the Company if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations. No termination, modification or amendment of the Plan may, without the consent of a Participant, adversely affect a Participant's rights under an award granted prior thereto.

  11. Indemnification. Each person who is or has been a member of the Committee or who otherwise participates in the administration or operation of this Plan shall be indemnified by the Company against, and held harmless from, any loss, cost, liability or expense that may be imposed upon or incurred by him or her in connection with or resulting from any claim, action, suit or proceeding in which such person may be involved by reason of any action taken or failure to act under the Plan and shall be fully reimbursed by the Company for any and all amounts paid by such person in satisfaction of judgment against him or her in any such action, suit or proceeding, provided he or she will give the Company an opportunity, by written notice to the Committee, to defend the same at the Company's own expense before he or she undertakes to defend it on his or her own behalf. This right of indemnification shall not be exclusive of any other rights of indemnification.

  The Committee and the Board may rely upon any information furnished by the Company, its public accountants and other experts. No individual will have personal liability by reason of anything done or omitted to be done by the Company, the Committee or the Board in connection with the Plan.

  12. Duration of the Plan. The Plan shall remain in effect until ten years from the Effective Date, unless terminated earlier by the Committee.

  13. Expenses of the Plan. The expenses of administering the Plan shall be borne by the Company.

  14. Effective Date. The Plan was originally adopted by the Board on November , 1998, and became effective upon the approval thereof by the stockholders
of the Company on              , 199  (the "Effective Date").

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                       [LOGO OF MICRON TECHNOLOGY, INC.]

                      1998 ANNUAL MEETING OF SHAREHOLDERS
                               JANUARY 14, 1999

The undersigned shareholder(s) of Micron Technology, Inc., a Delaware corporation, hereby acknowledge(s) receipt of the Notice of 1998 Annual Meeting of Shareholders and Proxy Statement, each dated November 30, 1998, and hereby appoints Steven R. Appleton and Wilbur G. Stover, Jr., and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1998 Annual Meeting of Shareholders of Micron Technology, Inc., to be held January 14, 1999, at 9:00 a.m., Mountain Standard Time, at the BOISE CENTRE ON THE GROVE, 850 W. FRONT STREET, BOISE, IDAHO 83702, and at any adjournment or adjournments thereof, and to vote (including cumulatively, if required) all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

1.  ELECTION OF DIRECTORS:     [_] FOR nominees listed below     [_] WITHHOLD authority to vote for all
                                   (except as indicated)             nominees listed below

IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME IN THE LIST BELOW:
Steven R. Appleton; James W. Bagley; Robert A. Lothrop; Thomas T. Nicholson; Don J. Simplot; John R. Simplot; Gordon C. Smith; William P. Weber.

                        (to be signed on reverse side)

                          (continued from other side)

2. PROPOSAL BY THE COMPANY TO APPROVE AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION

                      [_] FOR    [_] AGAINST  [_] ABSTAIN

3. PROPOSAL BY THE COMPANY TO APPROVE AN AMENDMENT TO THE COMPANY'S 1989 EMPLOYEE STOCK PURCHASE PLAN

                      [_] FOR    [_] AGAINST  [_] ABSTAIN

4. PROPOSAL BY THE COMPANY TO APPROVE THE 1998 NON-EMPLOYEE DIRECTOR STOCK INCENTIVE PLAN

                      [_] FOR    [_] AGAINST  [_] ABSTAIN

5. PROPOSAL BY THE COMPANY TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR FISCAL 1999:

                      [_] FOR    [_] AGAINST  [_] ABSTAIN

and in their discretion, upon such other matter or matters which may properly come before the meeting or any adjournment or adjournments thereof.

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2, 3, 4 AND 5. If any other matters properly come before the meeting, or if cumulative voting is required, the persons named in this proxy will vote, in their discretion, provided, that they will not vote in the election of directors for persons for whom authority to vote has been withheld.

                                 Dated_______________________________________


                                 ____________________________________________
                                 Signature


                                 ____________________________________________
                                 Signature

(This proxy should be voted, signed, and dated by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)